UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒ Definitive Proxy Statement

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CTS CORPORATION

(Name of Registrant as Specified In Its Charter)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CTS® Your Partner in Smart Solutions®

2026 Annual Meeting of Shareholders and Proxy Statement

Dear CTS Shareholder:

2025 Results

2025 was a year of continued progress for CTS as we further advanced our diversification strategy, improved the quality of our earnings, and generated strong cash flow. Despite mixed macroeconomic conditions, our teams executed well, delivering growth across our diversified end markets, continued margin expansion, and secured new business awards in transportation.

Revenue for 2025 was $541 million, an increase of 5% compared to 2024. Our medical, industrial, and aerospace & defense end markets grew 16% year over year and represented 57% of total company revenue, up from 51% in 2024.

Our industrial end market continued to recover, with sales of $140 million, up 12% year over year. Wins across EMC, industrial printing, temperature sensing, and energy efficient applications reflect the long-term opportunities supported by automation, connectivity, and efficiency trends.

Our medical end market delivered strong performance in 2025, with sales of $85 million, up 21% year over year, driven by continued momentum in therapeutic applications and medical ultrasound. Our precision sensors and transducers support enhanced imaging, minimally invasive procedures, and improved patient outcomes. We are proud that our products support solutions that help save lives.

In aerospace and defense, sales increased to $83 million, up 20% compared to 2024. We continued to execute our strategy to move from a component supplier to a provider of sensors, transducers, and sub systems, supported by the integration of SyQwest and new program awards across naval, RF, and sensing applications.

Transportation sales were $234 million, down 7% compared to 2024, reflecting softer market conditions. Despite these headwinds, we expanded our product portfolio and continued to grow our powertrain agnostic sensing and actuation offerings. Our total booked business of approximately $1 billion provides long-term visibility.

CTS generated $102 million in operating cash flow in 2025 and returned $62 million to shareholders through dividends and share repurchases, while maintaining a strong balance sheet and a disciplined capital allocation approach.

We commenced Evolution 2030, a strategy built on three core pillars—Growth, Operational Excellence, and Engagement—to position CTS for future profitable growth.

2026 Annual Meeting of Shareholders

As we look to the future, you are cordially invited to attend the 2026 Annual Meeting of Shareholders of CTS Corporation. The meeting will be held on Thursday, May 14, 2026, at 9:30 a.m. Central Time, at the Hotel Arista, located at 2139 City Gate Lane, Cyprus Room, 12th Floor, Naperville, Illinois 60563.

In accordance with the Securities and Exchange Commission rules, we are mailing to shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review our 2026 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2025, and how to vote online or by telephone. Shareholders may request paper copies of these materials by following the instructions provided in the Notice.

Whether or not you plan to attend the Annual Meeting, we encourage you to review the proxy materials carefully and vote your shares. The vote of every shareholder is very important to us.

Kieran M. O’Sullivan Chairman, President and Chief Executive Officer

CTS 2026 Proxy Statement
t

Notice of the 2026 Annual Meeting of Shareholders Annual Meeting

	Date	Time	Location		Record Date
	May 14, 2026	9:30 a.m. Central Time	Hotel Arista 2139 City Gate Lane Cyprus Room, 12th floor, Naperville, Illinois 60563		March 20, 2026

Proposals and Voting Recommendations

Only CTS shareholders of record at the close of business on March 20, 2026, may vote at this meeting or any adjournments that may take place. At the meeting, shareholders will vote on the following items:

1	Election of eight directors for a one-year term	2	Approval, on an advisory basis, of the compensation of CTS’ named executive officers	3	Ratification of the appointment of Grant Thornton LLP as CTS’ independent auditor for 2026
Board Vote Recommendation		Board Vote Recommendation		Board Vote Recommendation
	FOR		FOR		FOR
Page 2		Page 23		Page 57

By Order of the Board of Directors,

Mark Pacioni Corporate Secretary

April 2, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2026.

The Notice, 2026 Proxy Statement, Form of Proxy

and 2025 Annual Report on Form 10-K are available at

https://investors.ctscorp.com

This 2026 Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (“Board”) of CTS Corporation (“CTS”, “we”, “us”, “our” or the “Company”) of proxies to be voted at the 2026 Annual Meeting of Shareholders (“Annual Meeting”). CTS will bear the cost of this solicitation. On or about April 2, 2026, the Company mailed to its shareholders the Notice of Internet Availability of Proxy Materials, and made available this Proxy Statement, the accompanying proxy card, and its Annual Report on Form 10-K.

CTS 2026 Proxy Statement 1

2 CTS 2026 Proxy Statement

Proposal 1: Election of Directors

Governance Highlights

•
Annual Election of Directors
•
Majority Voting Standard for Uncontested Director Elections and Director Resignation Policy
•
All Directors are Independent except for the Chair
•
Diverse and Highly Skilled Board that Provides a Range of Viewpoints
•
Independent Audit, Compensation and Talent and Nominating, Governance and Sustainability Committees
•
Executive Sessions of Independent Directors after each Board Meeting led by the Lead Independent Director
•
Annual “Say-on-Pay” Advisory Vote
•
Anti-Hedging/Anti-Pledging Policy for Directors, Officers and Certain Employees

Director Nominees

Nominee	Age**	Director Since	Independent	Other Public Boards	Committee Memberships
					A	C&T	NG&S	T&T

Donna M. Costello	52	2021		1	Chair

Amy M. Dodrill	53	2024		1

William S. Johnson	69	2015		—		Chair
Kimberly B. MacKay	60	2025		—

Kieran M. O’Sullivan*	63	2013		1

Robert A. Profusek+	75	1998		2			Chair

Randy L. Stone	59	2023		1				Chair

Alfonso G. Zulueta	63	2018		1

A	Audit
C&T	Compensation and Talent
NG&S	Nominating, Governance and Sustainability
T&T	Technology and Transactions
+	Lead Independent Director
*	Chairman of the Board
**	As of December 31, 2025

Board Composition

Kimberly B. MacKay was appointed to the Board in November 2025 following a search process overseen by the Board’s Nominating, Governance and Sustainability Committee with the assistance of an independent search firm. Information about Ms. MacKay’s experience and qualifications can be found in this Proxy Statement.

Detailed information on each director nominee is provided below. All directors are elected annually and serve one-year terms, or until their successors are elected and qualified.

The Board of Directors unanimously recommends a vote FOR each director nominee

Proposal 1: Election of Directors

CTS 2026 Proxy Statement 3

Proposal 1: Election of Directors

Board Skills, Qualifications, Experience and Demographics

Summary of Director Skills, Qualifications and Experience	Donna M. Costello	Amy M. Dodrill	William S. Johnson	Kimberly B. MacKay	Kieran M. O’Sullivan	Robert A. Profusek	Randy L. Stone	Alfonso G. Zulueta
Accounting/Audit
Corporate Governance/Ethics
Cybersecurity/Privacy
Executive Experience
Financial Expertise/Literacy
HR/Compensation
Industry/End-Market Experience
International Business
Leadership and Strategy
Legal/Regulatory
Mergers and Acquisitions
Operations
Public Company Board Experience
Risk Management
Strategic Planning/Oversight
Technology
Years Served on the Board	5	2	11	1	13	28	3	8
Demographics
Race/Ethnicity
African American
Asian/Pacific Islander
Hispanic/Latino
LGBTQ+
Native American
White/Caucasian
Gender
Male
Female

4 CTS 2026 Proxy Statement

Donna M. Costello

Professional Experience:

Ms. Costello served as Chief Financial Officer of C&D Technologies, Inc., a global leader in energy storage solutions and services for the telecommunications, utility, uninterruptible power supply, cable, broadband and renewable energy markets, from 2016 to 2020. She served as Chief Financial Officer (from 2008 to 2016) and Vice President, Controller and Chief Accounting Officer (from 2002 to 2008) of Sequa Corporation, which, through its subsidiary Chromalloy, is a global technology company and a leading solutions provider for aircraft engines and gas turbines. From 1995 to 2002, Ms. Costello held the role of Senior Manager with Arthur Andersen, LLP.

Ms. Costello is a member of the board of directors of Rogers Corporation (NYSE: ROG), a global company focused on specialty materials and components, such as elastomeric materials, specialty silicone and polyurethane materials and pressure sensitive tapes, and currently serves as a member of the Audit Committee. Ms. Costello previously served as a member of the board of directors of Neenah, Inc. (formerly NYSE: NP) and Horizon Global Corporation (formerly NASDAQ: HZN).

The Board believes that Ms. Costello’s executive-level experience in a wide range of market segments CTS serves, and her financial expertise having served as a Chief Financial Officer and Chief Accounting Officer of large corporations, make her well qualified to serve as a director.

Committee Assignments:

•
Audit (Chair)
•
Compensation and Talent

Skills and Experience Highlights:

•
Accounting/Audit
•
Corporate Governance/Ethics
•
Cybersecurity/Privacy
•
Experience as a Chief Financial Officer and Chief Accounting Officer
•
Financial Expertise/Literacy
•
HR/Compensation
•
Industry/End-Market Experience
•
International Business
•
Leadership and Strategy
•
Mergers and Acquisitions
•
Public Company Board Experience
•
Risk Management
•
Strategic Planning/Oversight
•
Technology

Age: 52 Director since: 2021

Proposal 1: Election of Directors

Nominees for the Board of Directors. Each director nominee named below is currently a director of CTS. The ages shown are as of December 31, 2025. Each director nominee has agreed to serve as a director if elected. If one or more of the nominees becomes unavailable for election, the remaining members of the Board will, in their sole discretion and pursuant to authority granted by the CTS Bylaws, nominate and vote for a replacement director or reduce the authorized number of directors.

CTS 2026 Proxy Statement 5

Amy M. Dodrill

Professional Experience:

Ms. Dodrill served as President, Global Surgical Solutions & Patient Support Systems at Baxter International, Inc., (NYSE: BAX), a company with a portfolio of diagnostic, critical care, kidney care, nutrition, hospital and surgical products, until October 2022. Previously, Ms. Dodrill worked at Hillrom Holdings, Inc., a company specializing in medical device innovation, from October 2012 until December 2021 when it was acquired by Baxter International, Inc. While with Hillrom, Ms. Dodrill held various positions including President, Global Surgical and Vice President and General Manager of the U.S. Surgical Division. Ms. Dodrill also previously served as Vice President and General Manager of Trumpf Medical Surgical Solutions NA.

Ms. Dodrill is a member of the board of directors of Procept BioRobotics (NASDAQ: PRCT), a commercial-stage surgical robotics company focused on developing transformative solutions in urology and currently serves as a member of the Audit and Compensation Committees.

The Board believes that Ms. Dodrill’s executive-level experience in market segments CTS serves, and her strategy and operations expertise having led multi-billion-dollar businesses, make her well qualified to serve as a director.

Committee Assignments:

•
Nominating, Governance and Sustainability
•
Technology and Transactions

Skills and Experience Highlights:

•
Accounting/Audit
•
Corporate Governance/Ethics
•
Experience as President of global businesses
•
Financial Expertise/Literacy
•
HR/Compensation
•
Industry/End-Market Experience
•
International Business
•
Leadership and Strategy
•
Mergers and Acquisitions
•
Operations
•
Public Company Board Experience
•
Risk Management
•
Strategic Planning/Oversight
•
Technology

Age: 53 Director since: 2024

Proposal 1: Election of Directors

6 CTS 2026 Proxy Statement

William S. Johnson

Professional Experience:

Mr. Johnson served as Chief Financial Officer of Cabot Microelectronics Corporation (formerly NASDAQ: CCMP) for almost fifteen years, first as Vice President, from April 2003 until April 2013, and then as Executive Vice President, until January 2018. Mr. Johnson served as Senior Advisor to the Chief Executive Officer from January 2018 until January 2019. Cabot Microelectronics Corporation, later known as CMC Materials, Inc., and now a wholly owned subsidiary of Entegris, Inc. (NASDAQ: ENTG), is a leading supplier of advanced materials primarily for the semiconductor industry. From August 2000 until March 2003, Mr. Johnson served as Executive Vice President and Chief Financial Officer of Budget Group, Inc. (formerly NYSE: BD), the globally recognized car rental company, now a part of the Avis Budget Group (NASDAQ: CAR). From 1983 to 1999, Mr. Johnson served in various finance and management roles of increasing responsibility with BP Amoco (NYSE: BP), the global oil, gas and chemical company.

Mr. Johnson currently serves as a member of the advisory board of Waldom Electronics, a master distributor of electronic and electrical components.

The Board believes that Mr. Johnson’s experience as a Chief Financial Officer of a publicly traded corporation serving global markets, in addition to his financial expertise in a range of industries, substantial risk management skills and broad international business experience, make him well qualified to serve as a director.

Committee Assignments:

•
Audit
•
Compensation and Talent (Chair)
•
Technology and Transactions

Skills and Experience Highlights:

•
Accounting/Audit
•
Corporate Governance/Ethics
•
Experience as a Chief Financial Officer
•
Financial Expertise/Literacy
•
HR/Compensation
•
Industry/End-Market Experience
•
International Business
•
Leadership and Strategy
•
Mergers and Acquisitions
•
Public Company Board Experience
•
Risk Management
•
Strategic Planning/Oversight
•
Technology

Age: 68 Director since: 2015

Proposal 1: Election of Directors

CTS 2026 Proxy Statement 7

Kimberly B. MacKay

Professional Experience:

Ms. MacKay served as Senior Vice President, General Counsel and Corporate Secretary of West Pharmaceutical Services, Inc. (NYSE: WST), a leading provider of innovative, high-quality injectable solutions and services from 2020 to 2025. At West Pharmaceuticals, Ms. MacKay led the legal, compliance, data privacy, regulatory, sustainability, enterprise risk, business continuity, real estate and facilities services, and safety functions. Prior to joining West Pharmaceuticals, she served as the Senior Vice President, General Counsel and Corporate Secretary of The Segal Group, a privately held firm specializing in employee benefits and investment consulting, from 2019 to 2020. From 2003 to 2019, Ms. MacKay served in roles of increasing responsibility at Novartis (NYSE: NVS), including Head, U.S. Legal for Novartis Business Services, Deputy Compliance Officer for Novartis Pharmaceuticals Corporation and Lead Counsel for a large business unit. Prior to Novartis, Ms. MacKay practiced securities law at two large public companies and a law firm.

Ms. MacKay currently serves as Vice-Chair of the board of the Community Foundation of New Jersey, a non-profit supporting critical needs across New Jersey, and a member of the Compliance, Audit and Risk Committee for BAYADA Home Health Care, a national health care provider.

The Board believes that Ms. MacKay’s experience as General Counsel and Corporate Secretary of a publicly traded company, coupled with her extensive risk management and regulatory compliance expertise from navigating highly regulated industries, makes her well-qualified to serve as a director.

Committee Assignments:

•
Nominating, Governance and Sustainability
•
Technology and Transactions

Skills and Experience Highlights:

•
Corporate Governance/Ethics
•
Executive Experience
•
Financial Expertise/Literacy
•
International Business
•
Leadership and Strategy
•
Legal/Regulatory
•
Risk Management
•
Strategic Planning/Oversight

Age: 60 Director since: 2025

Proposal 1: Election of Directors

8 CTS 2026 Proxy Statement

Kieran M. O’Sullivan

Professional Experience:

Mr. O’Sullivan joined CTS in January 2013 as President and Chief Executive Officer and was appointed Chairman of the Board in May 2014. From 2006 until 2012, Mr. O’Sullivan served in several executive-level roles with Continental A.G., a global business focused on technology solutions and products for the transportation and mobility industries, first serving as Executive Vice President of the Global Infotainment and Connectivity business and later adding responsibility for its NAFTA Interior Division. From 2004 until 2006, Mr. O’Sullivan served as Corporate Vice President of Motorola’s Automotive business.

Since 2015, Mr. O’Sullivan has been a member of the board of directors of LCI Industries (NYSE: LCII), a supplier of engineered components for manufacturers of recreational vehicles, manufactured homes, marine applications and for related aftermarkets, and currently serves as Chair of the Risk Committee and as a member of the Audit and Corporate Governance, Nominating and Sustainability Committees.

The Board believes that Mr. O’Sullivan’s nearly 30 years of leadership experience in operations, strategy, mergers and acquisitions, and general management in the manufacturing, electronics and automotive business segments, make him well qualified to serve as a director.

Committee Assignments:

•
Technology and Transactions

Skills and Experience Highlights:

•
Accounting/Audit
•
Corporate Governance/Ethics
•
Cybersecurity/Privacy
•
President and CEO of the Company
•
Financial Expertise/Literacy
•
HR/Compensation
•
Industry/End-Market Experience
•
International Business
•
Leadership and Strategy
•
Mergers and Acquisitions
•
Operations
•
Public Company Board Experience
•
Risk Management
•
Strategic Planning/Oversight
•
Technology

Age: 63 Director since: 2013

Proposal 1: Election of Directors

CTS 2026 Proxy Statement 9

Robert A. Profusek

Professional Experience:

Mr. Profusek is a partner with Jones Day, a global law firm, where he serves as Global Chair of M&A. Joining Jones Day in 1975, Mr. Profusek has been recognized as one of the world’s leading M&A and corporate governance lawyers. He has worked on hundreds of mergers, acquisitions and restructurings and has advised many boards and director committees on sensitive corporate governance matters.

Mr. Profusek has served as an independent director of five public companies, presently serves as a member of the board of directors of Kodiak Sciences, Inc., (NASDAQ: KOD) a biopharmaceutical company specializing in therapeutics to treat chronic, high-prevalence ophthalmic diseases, and currently serves as its Lead Independent Director, Chair of the Nominating and Corporate Governance Committee and as a member of the Compensation Committee. He served as a member of the Board of Directors of Valero Energy from 2005 to 2025 and its Lead Independent Director from 2015 to 2025. Mr. Profusek was included in the Wall Street Journal’s inaugural listing of the “Top 250 Corporate Directors” last year.

The Board believes that Mr. Profusek’s substantial experience in corporate governance and transactions, as well as serving as a director of several other publicly traded companies, make him well qualified to serve as a director.

Committee Assignments:

•
Compensation and Talent
•
Nominating, Governance and Sustainability (Chair)

Skills and Experience Highlights:

•
Accounting/Audit
•
Corporate Governance/Ethics
•
Cybersecurity/Privacy
•
Executive Experience
•
Financial Expertise/Literacy
•
HR/Compensation
•
International Business
•
Leadership and Strategy
•
Legal/Regulatory
•
Mergers and Acquisitions
•
Public Company Board Experience
•
Risk Management
•
Strategic Planning/Oversight

Age: 75 Director since: 1998

Proposal 1: Election of Directors

10 CTS 2026 Proxy Statement

Randy L. Stone

Professional Experience:

Mr. Stone served as Executive Vice President of Laboratory Solutions for Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the biopharma and healthcare, education and government and advanced technologies industries, until July 2024. Avantor’s Laboratory Solutions segment is a multi-billion-dollar business that includes a comprehensive portfolio of products, services and digital solutions to enable insights in life sciences research, diagnostic and quality control workflows and supports Avantor’s own research and development initiatives. Mr. Stone joined Avantor in April 2023 as Executive Vice President, Proprietary Research Products and Materials.

Prior to joining Avantor, Mr. Stone served as the President of DuPont’s (NYSE: DD) Mobility and Materials segment, a leading provider of engineered polymers, performance resins and advanced solutions serving the electronics, industrial, consumer and transportation markets, from 2016 until November 2022 when DuPont divested the majority of the business. From 2012 until 2015, Mr. Stone served as a Director of Investor Relations for DuPont, during which time he gained extensive experience interacting with institutional investors and analysts. Prior to that, Mr. Stone served as a DuPont Regional Director in Asia, based in Shanghai, China. Mr. Stone presently serves as a member of the board of directors of Ansell Corporation (ASX: ANN), a leading Australian-based global manufacturer of personal protective equipment (PPE), specializing in advanced, high-performance gloves, protective clothing, and safety solutions for healthcare and industrial sectors.

The Board believes that Mr. Stone’s executive-level experience with a global company, his investor relations and corporate development experience and understanding of end markets aligned with the Company’s strategies, make him well qualified to serve as a director.

Committee Assignments:

•
Nominating, Governance and Sustainability
•
Technology and Transactions (Chair)

Skills and Experience Highlights:

•
Accounting/Audit
•
Corporate Governance/Ethics
•
Experience as President of global businesses
•
Financial Expertise/Literacy
•
HR/Compensation
•
Industry/End-Market Experience
•
International Business
•
Leadership and Strategy
•
Mergers and Acquisitions
•
Operations
•
Public Company Board Experience
•
Risk Management
•
Strategic Planning/Oversight
•
Technology

Age: 59 Director since: 2023

Proposal 1: Election of Directors

CTS 2026 Proxy Statement 11

Alfonso G. Zulueta

Professional Experience:

Mr. Zulueta currently serves as CEO of CZ Ventures LLC, which invests in early-stage startups and established practices throughout a range of fields. Mr. Zulueta spent more than three decades in various roles of increasing responsibility with Eli Lilly and Company (NYSE: LLY), a global pharmaceutical company, including as Vice President of Global Marketing, President of Global Oncology and Critical Care Products and, most recently, as President of International responsible for all geographies outside the United States and Canada, from 2017 until his retirement at the end of 2021. Mr. Zulueta also served as a corporate officer and a member of Eli Lilly and Company’s Executive Committee. Mr. Zulueta previously served as a member of the board of the European Federation of Pharmaceutical Industries and Associations and the U.S.-Japan Business Council.

Mr. Zulueta currently serves as Non-Executive Chairman of the board of directors of Interpharma Investments Limited, the holding company of Zuellig Pharma, one of the largest healthcare services groups in Asia. Mr. Zulueta also serves as a director of Lupin Limited (NSE: LUPIN), a pharmaceutical company that develops and commercializes a wide range of products in the cardiovascular, anti-diabetics, and respiratory segments, and is a member of the Audit and Strategy Committees. Mr. Zulueta previously served as a director of Glooko, Inc., Amarin Corporation (NASDAQ: AMRN), Syneos Health, Inc. (formerly NASDAQ: SYNH) and Calidi Biotherapeutics, Inc. (NYSE: CLDI).

The Board believes that Mr. Zulueta’s broad global management experience, his exposure to a range of cultures, and his deep experience in medical markets, make him well qualified to serve as a director.

Committee Assignments:

•
Audit
•
Nominating, Governance and Sustainability

Skills and Experience Highlights:

•
Accounting/Audit
•
Corporate Governance/Ethics
•
Experience as President of global businesses
•
Financial Expertise/Literacy
•
HR/Compensation
•
Industry/End-Market Experience
•
International Business
•
Leadership and Strategy
•
Operations
•
Public Company Board Experience
•
Risk Management
•
Strategic Planning/Oversight

Age: 63 Director since: 2018

The Board of Directors unanimously recommends a vote FOR each director nominee

Proposal 1: Election of Directors

12 CTS 2026 Proxy Statement

Audit Committee

The Audit Committee is a standing committee of the Board. Directors Costello, Johnson and Zulueta are the current members of the Audit Committee and each is financially literate and meets the independence standards applicable to audit committee members under the NYSE Corporate Governance Listing Standards, as well as the CTS Corporation Corporate Governance Guidelines and the Audit Committee Charter. Ms. Costello is the current Chair of the Audit Committee. The Board has determined that Ms. Costello and Mr. Johnson each qualify as an audit committee financial expert under the criteria set forth in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee held eight meetings in 2025. A copy of the Audit Committee Charter can be found in the governance section of the Company’s website at https://investors.ctscorp.com.

The Audit Committee is responsible for appointing the independent auditor, approving engagement fees and non-audit engagements and reviewing the independence and quality of the independent auditor. The Audit Committee reviews audit plans, audit reports, systems of internal accounting controls, audit results and recommendations of the independent auditor and the internal audit department. The Audit Committee also reviews and discusses with management CTS’ financial statements, earnings releases and earnings guidance. In addition, the Audit Committee reviews CTS’ annual enterprise risk assessment as well as the Company’s compliance with public-company regulatory requirements and its Code of Ethics. While our Board has the ultimate oversight responsibility for the risk management process, the Audit Committee is responsible for oversight of our cybersecurity strategy and risks.

3	committee members
8	meetings in 2025

Committees of the Board of Directors

Committee Membership

Director	Audit Committee	Compensation and Talent Committee	Nominating, Governance and Sustainability Committee	Technology and Transactions Committee

Donna M. Costello	C

Amy M. Dodrill

William S. Johnson		C
Kimberly B. MacKay

Kieran M. O’Sullivan

Robert A. Profusek			C

Randy L. Stone				C

Alfonso G. Zulueta

Member C Chair

CTS 2026 Proxy Statement 13

Compensation and Talent Committee

The Compensation and Talent Committee is a standing committee of the Board. Directors Costello, Johnson and Profusek are the current members of the Compensation and Talent Committee and each is an independent director as defined by the NYSE Corporate Governance Listing Standards and the CTS Corporation Corporate Governance Guidelines. Mr. Johnson is the current Chair of the Compensation and Talent Committee. The Compensation and Talent Committee held four meetings in 2025. A copy of the Compensation and Talent Committee Charter can be found in the governance section of the Company’s website at https://investors.ctscorp.com.

The Compensation and Talent Committee establishes executive compensation policies and reviews and approves director and executive officer compensation, as further described in the 2025 Director Compensation and Compensation Discussion and Analysis sections of this Proxy Statement. The Chief Executive Officer recommends the form and level of compensation for each executive officer other than himself to the Compensation and Talent Committee. The Compensation and Talent Committee reviews and approves corporate goals and objectives relevant to the executive officers, including the Chief Executive Officer, evaluates the Chief Executive Officer’s performance against those objectives, approves the compensation of each executive officer (including the Chief Executive Officer) and recommends the Chief Executive Officer’s compensation to the Board for its approval.

3	committee members
4	meetings in 2025

The Compensation and Talent Committee may delegate certain authority as provided for in its Charter. The Compensation and Talent Committee also administers the CTS Corporation 2018 Equity and Incentive Compensation Plan, including the annual equity awards thereunder and has delegated to management the oversight of that program for participants who are not executive officers. In addition, the Compensation and Talent Committee reviews director compensation annually and makes recommendations regarding director compensation to the Board for approval. The Compensation and Talent Committee also periodically reviews and consults with the Company about its strategies, initiatives and programs with respect to talent management, which may include the Company’s culture, talent recruitment, development and retention, and employee engagement initiatives and periodically informs the Board of such strategies, programs and initiatives.

The Compensation and Talent Committee may, from time to time, direct senior members of the Company to research specific issues and make recommendations to the Compensation and Talent Committee. In addition, the Compensation and Talent Committee directly engaged Exequity, LLP (“Exequity”) to serve as its independent compensation consultant. The Compensation and Talent Committee has assessed the independence of Exequity, as required under the NYSE Corporate Governance Listing Standards. The Compensation and Talent Committee has also considered and assessed all relevant factors, including those required by the Securities and Exchange Commission (“SEC”), that could give rise to a potential conflict of interest with respect to Exequity. Based on these reviews, the Compensation and Talent Committee did not identify any conflict of interest raised by the work performed by Exequity. For more information regarding the role of the Compensation and Talent Committee’s independent compensation consultant and our executive officers in determining or recommending the amount or form of executive or director compensation, see the Compensation Discussion and Analysis and the 2025 Director Compensation sections of this Proxy Statement.

Compensation and Talent Committee Interlocks and Insider Participation. Directors Costello, Johnson and Profusek each served on the Compensation and Talent Committee during 2025. During 2025, no executive officer of CTS served as a director of any other entity for which any CTS director was an executive officer.

Committees of the Board of Directors

14 CTS 2026 Proxy Statement

Nominating, Governance and Sustainability Committee

The Nominating, Governance and Sustainability Committee is a standing committee of the Board. Directors Dodrill, MacKay, Profusek, Stone and Zulueta are the current members of the Nominating, Governance and Sustainability Committee and each is an independent director as defined by the NYSE Corporate Governance Listing Standards and the CTS Corporation Corporate Governance Guidelines. Mr. Profusek is the current Chair of the Nominating, Governance and Sustainability Committee.

The Nominating, Governance and Sustainability Committee held four meetings in 2025. A copy of the Nominating, Governance and Sustainability Committee Charter can be found in the governance section of the Company’s website at https://investors.ctscorp.com.

The Nominating, Governance and Sustainability Committee reviews and makes recommendations to the Board concerning committee assignments and director nominees for election at the Annual Meeting of Shareholders and oversees director recruitment efforts. The Nominating, Governance and Sustainability Committee reviews and makes recommendations to the Board regarding CTS officers for election and succession, including succession planning for the Chief Executive Officer. The Nominating, Governance and Sustainability Committee also updates and refines the CTS Corporation Corporate Governance Guidelines for the approval of the Board and makes recommendations on matters of corporate governance.

5	committee members
4	meetings in 2025

The Nominating, Governance and Sustainability Committee is also responsible for reviewing, evaluating and consulting with the Company regarding its environmental, social and governance policies and initiatives, and advising the Board regarding such initiatives. The Nominating, Governance and Sustainability Committee receives regular reports from management on the Company’s environmental, social and governance policies and initiatives. A copy of the 2024 Sustainability Report can be found on the Company’s website at https://www.ctscorp.com/About-CTS/ESG.

CTS does not have a formal policy concerning whether the Nominating, Governance and Sustainability Committee will consider director nominees submitted by shareholders. CTS did not receive any shareholder director nominees for election at the Annual Meeting. At this time, the Board does not believe a formal policy regarding shareholder director nominees is necessary since CTS’ Bylaws provide a process for nomination of directors and no shareholder nominations for director have been received in past years.

The Nominating, Governance and Sustainability Committee reviews with the Board, on an annual basis, the requisite skills and director characteristics of any new members as well as the composition of the Board as a whole. This review includes an assessment of whether each non-management director qualifies as independent and an assessment of the diversity, age, skills and experience of the directors in the context of the needs of the Board. Although the Nominating, Governance and Sustainability Committee has not established any specific minimum criteria or qualifications that a candidate must possess. The Nominating, Governance and Sustainability Committee seeks a diverse selection of candidates who possess the experience necessary to make a valuable contribution to the Board. The Board does not have a formal diversity policy; it construes the notion of diversity broadly, considering differences in viewpoint, professional experience, education, skills, and other individual qualities, in addition to race, gender, national origin and other similar characteristics. The Board believes that its efforts to foster a diverse board have been effective; while all directors are skilled in business, a variety of points of view, educational backgrounds and experiences are represented on the Board. The Nominating, Governance and Sustainability Committee may retain and pay search firms for the purpose of identifying and evaluating director candidates.

Committees of the Board of Directors

CTS 2026 Proxy Statement 15

Technology and Transactions Committee

The Technology and Transactions Committee reviews and makes recommendations to management regarding CTS’ technology strategy, new product development programs, innovation strategies and performance in the context of targeted market segments and strategic goals, as well as the Company’s organic development of technology. The Technology and Transactions Committee also reviews, on a preliminary basis, possible acquisitions, divestitures or other transactions identified by management for potential consideration by the Board, assesses existing and future trends and threats in technology that may impact the Company’s strategy and reports activities of the Committee to the Board.

Directors Dodrill, Johnson, MacKay, O’Sullivan and Stone are the current members of the Technology and Transactions Committee. Mr. Stone currently serves as the Chair. The Technology and Transactions Committee held four meetings in 2025. A copy of the Technology and Transactions Committee Charter can be found in the governance section of the Company’s website at https://investors.ctscorp.com.

5	committee members
4	meetings in 2025

Committees of the Board of Directors

16 CTS 2026 Proxy Statement

Further Information Concerning the Board of Directors

Attendance

During 2025, the Board held four meetings and all of the directors attended 100% of the aggregate number of meetings of the Board and the standing committees of which they were then members, either in person, by telephone or by video conference. It is the policy of the Board that each director endeavor to attend each Annual Meeting of Shareholders, unless exigent circumstances arise. Each director standing for re-election at the 2025 Annual Meeting of Shareholders that was a director at such time attended that meeting.

Director Independence

In addition to the NYSE Corporate Governance Listing Standards, the CTS Corporation Corporate Governance Guidelines govern the determination of whether a director is independent. A copy of the CTS Corporation Corporate Governance Guidelines can be found in the governance section of the Company’s website at https://investors.ctscorp.com.

The Board has determined that each non-management director that served in 2025 and each non-management director nominee is or was an independent director and has or had no material relationship with CTS, apart from his or her service as a director. For purposes of determining whether a director has a material relationship with CTS apart from his or her service as a director, the Board has determined that any transaction that is not required to be disclosed pursuant to Item 404(a) of Regulation S-K shall be deemed categorically immaterial.

Review and Approval of Transactions with Related Persons

CTS has written policies and procedures regarding conflicts of interest including those in its Code of Ethics. The CTS Corporation Corporate Governance Guidelines provide that the Nominating, Governance and Sustainability Committee shall review any transaction that might be construed to disqualify a director as independent (including any transactions that are required to be reported under Item 404(a) of Regulation S-K) and, if appropriate, make a recommendation that the Board approve such transaction. The Board would then review and, if appropriate, approve such transaction. The Nominating, Governance and Sustainability Committee Charter further provides that the Nominating, Governance and Sustainability Committee shall review any potential director conflict of interest and recommend appropriate action to the Board. CTS employees, including executive officers, are subject to the CTS Code of Ethics, which governs conflicts of interest. Generally, the Nominating, Governance and Sustainability Committee is responsible for reviewing and overseeing any related person transactions involving directors and the Audit Committee is responsible for reviewing and overseeing any related person transactions involving executive officers or other related persons other than directors.

Meetings of Non-Management Directors

The Board held an independent session excluding management directors at each regular Board meeting in 2025.

Board Leadership Structure

CTS does not have a policy as to whether the role of Chief Executive Officer and Chairman of the Board should be separate or combined, or whether the Chairman should be a management or non-management director. In the past, the Board has been

CTS 2026 Proxy Statement 17

Further Information Concerning the Board of Directors

structured with an independent director as Chairman and alternatively structured with a combined Chairman/Chief Executive or Executive Chairman and Chief Executive Officer. Currently, Mr. O’Sullivan serves as Chairman of the Board, President and Chief Executive Officer and Mr. Profusek serves as Lead Independent Director. Mr. O’Sullivan is the only CTS director who is not independent. He does not receive any additional compensation for his service on the Board.

The Lead Independent Director is the leader of the independent directors, and leads all sessions of independent directors, which normally occur at the end of each regular Board meeting. A full description of his duties is as follows:

•
Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
•
Approve meeting agendas and schedules for the Board;
•
Review key strategic initiatives presented to the Board;
•
Serve as a liaison between the Chairman and the independent directors. To that end, ensure personal availability for consultation and communication with independent directors and with the Chief Executive Officer, as appropriate;
•
Call special meetings of the independent directors, as the Lead Independent Director may deem to be appropriate;
•
Be available, at the request of major shareholders, for consultation and direct communication. Respond directly to shareholder and other stakeholder questions and comments that are directed to the Lead Independent Director or to the independent directors as a group, consulting on such with the Chief Executive Officer or other directors as the Lead Independent Director may deem appropriate;
•
Act as a sounding board for the Chief Executive Officer and/or independent directors with respect to strategies, plans, organization, relationships, accountabilities and other issues;
•
Between regularly scheduled Board meetings, discuss with the Chief Executive Officer key corporate risks and current issues and plans for presentations on such to the full Board or its committees; and
•
Lead the directors in appraising the Board’s performance at least annually.

The Corporate Secretary’s Office provides support to the Lead Independent Director in fulfilling his role. The Lead Independent Director receives an annual retainer of $20,000, in addition to his ordinary director compensation, for the additional services the Lead Independent Director provides. The Board believes this leadership structure is effective, efficient, appropriate to CTS’ size and complexity and represents a cost-effective allocation of responsibilities.

Contrasting with the cost and efficiency benefits is the desire to ensure that control over both management and corporate governance is not overly invested in one person. The Board is confident that, as currently constituted, it will provide ample counterbalance to a combined Chairman and Chief Executive Officer and that it continues to provide suitable independent oversight of management. The independent directors on the Board are all accomplished professionals possessing substantial business and business-related experience as described in this Proxy Statement. Additionally, most have served on the Board for a number of years. As discussed above, the independent directors meet in separate session excluding management at each regular meeting of the Board. Further, any director has the right to submit items to be heard at any Board meeting. Lastly, the independent directors outnumber the one non-independent director, the combined Chairman and Chief Executive Officer, by a large supermajority.

Board of Directors’ Role in Risk Oversight

As a part of its oversight function, the Board monitors how management operates the Company. Risk is an important part of deliberations at the Board and committee levels throughout the year. Committees consider risks associated with their particular

18 CTS 2026 Proxy Statement

Further Information Concerning the Board of Directors

areas of responsibility. The Board conducts periodic reviews of corporate risk management policies and procedures and annually reviews risk assessments prepared by management as a part of CTS’ enterprise risk management process. The enterprise risk management process evaluates CTS’ major risk exposures and the steps management has taken to monitor and mitigate these exposures. Therefore, the Board and its committees consider among other items, the relevant risks to CTS when granting authority to management and approving business strategies. The Board has utilized this risk management structure for a number of years. Although the Board retains the right to make changes in risk oversight responsibilities from time to time, the Board anticipates that the risk management responsibilities will continue in a substantially similar manner as described above, whether or not the Board’s leadership structure changes.

Director Education

The CTS Corporation Corporate Governance Guidelines encourage all directors to participate in director continuing education programs. CTS reimburses directors for attendance at such programs. In addition, management monitors and reports to the directors regarding significant corporate governance initiatives. The directors also receive a presentation on new developments in corporate governance at least annually.

Stock Ownership Guidelines for Executives and Directors

The Board has adopted stock ownership guidelines that apply to directors and executives to increase the alignment of their interests with those of our shareholders and promote enduring shareholder value. The guidelines are administered by the Compensation and Talent Committee. As part of that process the Compensation and Talent Committee periodically reviews the guidelines and directors’ and executive officers’ progress against the requirements of the guidelines and recommends to the Board any changes that may be appropriate. The stock ownership levels included in the guidelines for our Chief Executive Officer, other executive officers and directors are as follows:

•
Chief Executive Officer: 5.5x annual base salary;
•
Chief Financial Officer: 3x annual base salary;
•
Chief Legal and Administrative Officer, Corporate Secretary: 3x annual base salary;
•
Other Executive Officers: 3x annual base salary; and
•
Directors: 5.5x annual retainer.

In each case, the share ownership guideline level will be recalculated whenever the Chief Executive Officer or other executive officer receives an increase in base salary or, in the case of directors, whenever the directors’ annual retainer is increased. In calculating compliance with the guidelines, each executive officer and director is credited with one share unit for: (1) each share of the Company’s stock beneficially owned by such executive or director including shares of restricted stock; and (2) each restricted stock unit or directors’ deferred common stock unit which such executive or director holds. Both vested and non-vested shares of restricted stock and restricted stock units are included in calculating the total share units. Unvested performance equity awards and shares subject to non-vested stock options are not included in the calculation. Each director and executive officer has a period of six years from his or her initial election/appointment to attain the applicable share ownership level. The Compensation and Talent Committee or the Board, as applicable, may, in its discretion, reduce future grants to any director or executive officer who does not comply with the restrictions on dispositions of shares as set forth in the stock ownership guidelines. A copy of the stock ownership guidelines can be found in the governance section of the Company’s website at https://investors.ctscorp.com.

Messrs. O’Sullivan and Agrawal hold shares in excess of the minimum requirements. Messrs. Trivedi and Pacioni, who commenced employment with the Company in 2024 and 2025, respectively, currently do not satisfy the minimum requirement but are still within the initial six-year compliance period. All directors hold shares in excess of the minimum requirement with the exception of Mr. Stone, Ms. Dodrill and Ms. MacKay, who joined the Board in 2023, 2024 and 2025, respectively, and are still within the initial six-year compliance period.

CTS 2026 Proxy Statement 19

Further Information Concerning the Board of Directors

Director Resignation Policy

The CTS Corporation Corporate Governance Guidelines designate the circumstances under which a director must offer his or her resignation to the Board in connection with a change of employment or a failure to receive the required vote by the shareholders. The Guidelines also require that a director tender his or her resignation effective as of the next occurring Annual Meeting of Shareholders after the date on which he or she reaches the age of 75. The Nominating, Governance and Sustainability Committee may recommend to the full Board that an exception be made to this policy. The Board will evaluate the best interest of CTS and its shareholders and may consider any factors it deems relevant in deciding whether to accept a director’s resignation.

Code of Ethics

CTS has adopted a Code of Ethics that applies to all CTS employees, including the principal executive officer, the principal financial officer, the principal accounting officer and/or controller, and all other executive officers and non-management directors. The Code of Ethics includes ethical standards concerning conflicts of interest and potential conflicts of interest. The Code of Ethics also includes the Company’s policies prohibiting workplace harassment and discrimination, compliance with anti-corruption, antitrust and trade laws, and requirements addressing the accurate and timely reporting of the Company’s financial information.

The Company, through a third-party provider, maintains an Ethics and Compliance Hotline which may be used to report violations of the Code of Ethics and other misconduct. Reports can be made over the phone or through the third-party provider’s website. The Ethics and Compliance Hotline is available 24/7, permits anonymous reporting and supports reports in applicable local languages. The Company holds annual training sessions on the Code of Ethics and other compliance-related topics.

The Audit Committee is responsible for reviewing compliance with the Code of Ethics and reviews any potential conflict of interest involving an executive officer. A copy of the Code of Ethics can be obtained free of charge from the Corporate Secretary upon request or found in the governance section of the Company’s website at https://investors.ctscorp.com.

Communications to Directors

Shareholders and other interested parties may address written communications to individual directors, including non-management directors, or to the Board, by writing to the Corporate Secretary at CTS’ principal executive offices located at 4925 Indiana Avenue, Lisle, Illinois 60532. All communications from shareholders must include the name and address of the shareholder as it appears on the record books of CTS and the name and address of the beneficial owner, if any, on whose behalf the communication is submitted. The Corporate Secretary will compile such communications and forward them to the directors on a periodic basis. However, the Corporate Secretary has authority to disregard any communication that is primarily an advertisement or solicitation or is threatening, obscene or similarly inappropriate in nature. Communications that have been disregarded for these reasons may be reviewed by any non-management director upon request.

20 CTS 2026 Proxy Statement

Stock Ownership Information

Five Percent Stockholders

The table below lists information about the persons known by CTS to beneficially own at least 5% of the outstanding shares of CTS common stock as of December 31, 2025. The shareholding information below is as of the dates indicated in the footnotes below and is derived solely from the most recent Schedules 13G or Forms 13F, and amendments thereto, filed with the SEC. The percentage ownership is based on the number of shares outstanding as of March 20, 2026 and may vary from the percentage reported in the applicable Schedules 13G or Form 13F.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

BlackRock, Inc.
50 Hudson Yards
New York, New York 10001	4,334,951(1)	15.13%

The Vanguard Group
100 Vanguard Blvd.
Malvern, Pennsylvania 19355	2,772,099(2)	9.68%

Wasatch Advisors, LP
505 Wakara Way
Salt Lake City, Utah 84108	2,262,448(3)	6.96%

EARNEST Partners, LLC
1180 Peachtree Street NE, Suite 2300
Atlanta, Georgia 30309	1,976,058(4)	6.90%

GAMCO Investors, Inc.
One Corporate Center
Rye, New York 10581	1,235,329(5)	6.26%

(1)
As reported on Schedule 13G/A filed with the SEC on October 17, 2025, reporting ownership as of September 30, 2025.
(2)
As reported on Schedule 13G/A filed with the SEC on February 13, 2024, reporting ownership as of December 31, 2023.
(3)
As reported on Schedule 13G filed with the SEC on February 11, 2026.
(4)
As reported on Schedule 13G/A filed with the SEC on August 12, 2025, reporting ownership as of June 30, 2025.
(5)
As reported on the Form 13F filed with the SEC on February 5, 2026.

CTS 2026 Proxy Statement 21

Stock Ownership Information

Directors’ and Officers’ Stock Ownership

The following table shows the number of shares of CTS common stock each named executive officer, director and director nominee beneficially owned as of March 20, 2026 (the “Record Date”), including shares of CTS common stock covered by restricted stock units exercisable within 60 days of March 20, 2026. Please note that, as reported in this table, and the footnotes below, beneficial ownership includes those shares of CTS common stock a director or officer has the power to vote or transfer, as well as shares of CTS common stock owned by immediate family members that reside in the same household with the director or officer.

Name	Beneficial Ownership of Common Stock	Percent of Class(3)	Directors’ Deferred Common Stock Units(1)	Total(2)	Percent of Class(3)

Ashish Agrawal	97,320	*	—	97,320	*

Donna M. Costello	—	*	16,000	16,000	*

Amy M. Dodrill	—	*	5,300	5,300	*

William S. Johnson	—	*	43,200	43,200	*

Kimberly B. MacKay(4)	—	*	—	—	*

Kieran M. O’Sullivan	388,395	1.36%	—	388,395	1.36%

Mark R. Pacioni(5)	—	*	—	—	*

Robert A. Profusek(6)	10,797	*	90,945	101,724	*

Randy L. Stone	6,300	*	2,400	8,700	*

Pratik Trivedi(7)	5,562	*	—	5,562	*

Alfonso G. Zulueta	22,213	*	10,200	32,413	*

Scott L. D’Angelo(8)	14,953	*	—	14,953	*

All Current Directors and Executive Officers as a Group	545,540	1.9%	168,045	713,585	2.43%

* Represents less than 1% of the outstanding shares of CTS common stock.

(1)
Includes restricted stock units (each an “RSU”) that have vested but are distributable upon the director’s separation from service and convert on a one-to-one basis to shares of CTS common stock upon distribution.
(2)
No director or executive officer has pledged his or her shares of CTS common stock.
(3)
Based on 28,649,987 shares of CTS common stock outstanding as of the Record Date.
(4)
Ms. MacKay was appointed as a Director on November 5, 2025.
(5)
Mr. Pacioni commenced employment with the Company on June 23, 2025.
(6)
Excludes 1,800 shares held by Mr. Profusek’s spouse. Mr. Profusek disclaims any beneficial interest with respect to these shares.
(7)
Includes 4,640 shares from a Restricted Stock Award that will vest on May 8, 2026.
(8)
Mr. D'Angelo resigned from CTS effective April 4, 2025, and beneficial ownership information is as of such date.

22 CTS 2026 Proxy Statement

The Board of Directors unanimously recommends a vote FOR the advisory approval of the compensation of CTS’ named executive officers.

Proposal 2: Approval, on an Advisory

Basis, of the Compensation of CTS’

Named Executive Officers

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), our Board of Directors is asking shareholders to cast an advisory vote approving the compensation of CTS’ named executive officers (commonly referred to as a “Say-on-Pay” vote). The Compensation Discussion and Analysis section of this Proxy Statement describes CTS’ executive compensation program and the compensation decisions made by the Compensation and Talent Committee and the Board for 2025 with respect to our named executive officers. We currently hold a Say-on-Pay vote on an annual basis. Our next Say-on-Pay vote is expected to be held at the 2027 Annual Meeting of Shareholders.

CTS’ executive compensation program is designed to attract, retain and motivate high quality executive talent, to provide executives with strong incentives to maximize CTS’ performance, and to align executives’ interests with those of our shareholders. For these reasons, the Board is asking shareholders to vote FOR the following resolution:

“RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the CTS 2026 Proxy Statement, is hereby approved.”

While the advisory vote we are asking you to cast is non-binding, the Compensation and Talent Committee and the Board value the views of our shareholders and expect to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

CTS 2026 Proxy Statement 23

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides details about CTS’ compensation practices for its named executive officers. The information provided in this section should be read together with the tables and narratives that accompany the information presented.

The following executive officers are CTS’ named executive officers for 2025, as that term is defined by the SEC:

Executive Summary

Executive Compensation Goals. CTS’ executive compensation program is designed to attract, retain and motivate high-quality executive talent, to provide its executives with strong incentives to maximize CTS’ performance and to align executives’ interests with those of our shareholders. Our executive compensation structure consists of base salary, annual cash incentives, performance-based equity compensation, service-based equity compensation, health and welfare benefits, retirement benefits and limited perquisites. CTS believes that our executive compensation program provides the best means of attracting, retaining and motivating executives with the skills and experience necessary to achieve our business goals and maximize shareholder value.

Recent Governance Activity. We hold “Say-on-Pay” votes every year. At our 2025 Annual Meeting of Shareholders, we received over 96% approval, based on the total votes cast, for our advisory Say-on-Pay proposal to approve the compensation of our named executive officers. Over the past five years, our Say-on-Pay votes have an average approval rate of 97%. The Compensation and Talent Committee believes these strong voting results demonstrate significant continuing support for our overall executive pay program. After reviewing the 2025 Say-on-Pay vote results, the Compensation and Talent Committee did not make any changes as a direct result of the vote and decided to continue to apply the same general philosophy, compensation objectives and governing principles that it used in 2024 regarding named executive officer compensation decisions and policies. The Compensation and Talent Committee remains dedicated to aligning executive pay with Company performance both in the existing executive pay programs and the governance environment surrounding the overall program.

Kieran M. O’Sullivan, Chairman, President and Chief Executive Officer

Ashish Agrawal, Vice President and Chief Financial Officer

Pratik Trivedi, Senior Vice President, Chief Operating Officer

Mark Pacioni, Vice President, Chief Legal and Administrative Officer and Corporate Secretary

Scott D’Angelo (1) Former Vice President, Chief Legal and Administrative Officer and Corporate Secretary
(1) Mr. D’Angelo resigned from CTS effective April 4, 2025

Inside This CD&A

Executive Summary	24
Compensation Objectives	25
Competitive Market Pay Information	26
How 2025 Named Executive Officer Compensation was Determined	27
Key Elements of 2025 Named Executive Officer Compensation	28
Agreements and Other Arrangements with Named Executive Officers	36
CTS Securities Hedging/Pledging Policy	36
Insider Trading Policy	36
Clawback Policy	36
2025 Accounting Restatement and Application of Clawback Policy	37

24 CTS 2026 Proxy Statement

Compensation Discussion and Analysis

2025 Performance. The Company made good progress against its strategic priorities in spite of mixed macroeconomic conditions in 2025. Sales, adjusted earnings per diluted share and cash flow from operations are each used as targets for incentive compensation as described below. For more information on the Company’s 2025 performance, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Implications of 2025 Results for Compensation. For the 2025 Management Incentive Plan (also sometimes referred to in this Proxy Statement as the “MIP”), which is our annual performance-based cash incentive plan, Messrs. O’Sullivan, Agrawal, Pacioni and D’Angelo were each granted award opportunities based on the following weighted quantitative performance metrics: 60% based on the Company’s adjusted net earnings per diluted share (“Adjusted EPS”); 30% based on sales; and, 10% based on controllable working capital as a percentage of annual sales (these goals are sometimes collectively referred to herein as the “Company MIP Goals”). Mr. Trivedi was granted an award opportunity based on a combination of the Company MIP Goals (weighted at 20%) and weighted quantitative performance metrics specific to our advanced materials and solutions business which he managed in 2025 (weighted at 80%) (sometimes collectively referred to herein as the “Supplemental MIP Goals”). Mr. Trivedi’s Supplemental MIP Goals for the advanced materials and solutions business were 50% adjusted operating earnings, 20% controllable working capital, and 30% based on sales.

As described more fully in the section below titled “How 2025 MIP Awards Were Calculated,” the Company’s performance in 2025 against the Company MIP Goals met the minimum performance levels for sales, controllable working capital as a percentage of annual sales, and Adjusted EPS. The Company achieved each of the Supplemental MIP Goals applicable to Mr. Trivedi. As a result of the performance against the Company MIP Goals, Messrs. O’Sullivan, Agrawal and Pacioni received MIP payments of $975,780, $334,650 and $122,348 respectively. Mr. Pacioni’s MIP payment was prorated to account for his start date of June 23, 2025. Mr. Trivedi received a MIP payment of $258,479. Mr. D’Angelo did not receive a MIP payment since he resigned from CTS effective April 4, 2025.

The Compensation and Talent Committee determined the shares earned by participants under the 2023-2025 Performance Restricted Stock Unit Plan, which is a three-year performance-based equity award program established under the CTS Corporation 2018 Equity and Incentive Compensation Plan. This program measured the Company’s performance over a three-year performance period based on the following weighted criteria: 60% based on sales growth and 40% based on operating cash flow and a relative total shareholder return (“RTSR”) modifier. As a result of the Company’s three-year performance based on these metrics, Messrs. O’Sullivan and Agrawal, received payouts of, 16,873 and 4,310 shares, respectively, in 2026. Messrs. Trivedi and Pacioni commenced employment with the Company on April 29, 2024 and June 23, 2025, respectively, and therefore were not eligible to receive a payout under the 2023-2025 Performance Restricted Stock Unit Plan. Mr. D’Angelo resigned from the Company effective April 4, 2025 to pursue other opportunities and therefore was not eligible to receive a payment under the program.

Compensation Objectives

CTS designs its named executive officer compensation program to achieve three main objectives:

•
Offer competitive compensation;
•
Link compensation to performance; and
•
Align compensation with shareholder interests.

CTS 2026 Proxy Statement 25

Compensation Discussion and Analysis

Additionally, the elements of total compensation are designed to reward the named executive officers for: (1) their core competencies, skills, experience and contributions to CTS (in the form of base salary, retirement benefits, health and welfare benefits and limited perquisites); (2) achievement of annual corporate goals (in the form of annual performance-based cash incentives); and (3) achievement of long-term objectives that are beneficial to CTS and its shareholders (in the form of performance-based and service-based equity awards). The first compensation element helps CTS offer competitive compensation, while the second and third compensation elements help CTS link compensation to performance and better align compensation with shareholder interests. Decisions on specific elements of compensation do not generally affect the Compensation and Talent Committee’s decisions regarding the other elements of compensation except to the extent that these categories of compensation are structured to provide a substantial portion of total compensation that is based on performance and at risk each year

Competitive Market Pay Information

CTS initially designed its executive compensation program to be competitive with similarly situated companies with whom we compete for executive talent. The Compensation and Talent Committee initially referenced total compensation at the fiftieth percentile of the compensation for similar positions at similarly situated companies. For purposes of 2025 compensation decisions, this analysis was based on market comparator group company and survey data provided by Exequity, LLP, the Compensation and Talent Committee’s independent compensation consultant. The following comparator group of companies was used for 2025 named executive officer compensation:

Badger Meter, Inc.	GenTex Corporation	Mercury Systems, Inc.
Bel Fuse Inc.	Gentherm, Inc.	Methode Electronics, Inc.
Diodes Incorporated	Kimball Electronics, Inc.	PAR Technology Corp.
Dorman Products, Inc.	Knowles Corporation	Silicon Laboratories Inc.
ESCO Technologies, Inc.	LittleFuse, Inc.	Stoneridge, Inc.
Fabrinet	Materion Corp.	Vishay Precision Group, Inc.
FARO Technologies

While the Compensation and Talent Committee considers this comparative compensation information to gain a general understanding of current median pay practices in our markets, this consideration provides only an initial, general guideline for CTS’ compensation decisions, rather than a fixed rule or final determining factor. By initially referencing median compensation levels for its named executive officers, CTS believes it strikes the right balance between motivating named executive officers with market competitive factors and providing the compensation necessary to recruit and retain top executive talent. Individual compensation opportunities vary based on other factors, such as tenure with CTS, individual performance and level of leadership responsibility with CTS. Where appropriate, the comparator group information is size adjusted to account for significant variations in the size of comparator companies versus the Company.

26 CTS 2026 Proxy Statement

Compensation Discussion and Analysis

What We Pay and Why

Elements of Total Compensation	Purpose

• Base Salary • Retirement Benefits • Health and Welfare Benefits • Limited Perquisites	• Fixed cash and other customary compensation to attract and retain high-quality executive talent.

• Annual Performance-Based Cash Incentives	• At-risk, variable incentive compensation to promote the achievement of specific financial and operational performance objectives.

• Performance-Based Equity Awards	• At-risk, variable incentive compensation to promote the achievement of specific goals. • Align executives’ interests with shareholder interests.

• Service-Based Equity Awards	• Fixed equity awards for long-term retention of executive talent. • Align executives’ interests with shareholder interests.

CTS does not use a specific formula for allocating total compensation between current and long-term compensation or between cash and non-cash compensation. The amount allocated to each element of compensation generally is determined in part by reference to allocation percentages in market comparator group company and survey data for comparable positions, based on the analysis described below. Additionally, relevant factors such as an executive’s specific level of experience, responsibilities, demonstrated performance, length of service with the Company, achievement of individual and corporate goals and risk and retention considerations also may affect compensation structure for a particular named executive officer.

Our named executive officers have a substantial percentage of their total compensation opportunities based on at-risk, variable elements of compensation. CTS believes that this practice is appropriate because CTS’ named executive officers have the greatest ability to drive performance and, therefore, should have the most to gain or lose in terms of compensation opportunities based on performance. It is possible for CTS’ named executive officers to earn above-market compensation in any year, but they may earn below-market compensation as well, depending on individual and Company performance for that year.

CTS believes that named executive officers will consider the impact of decisions in both the short-term and long-term and will exercise careful judgment, so that while attempting to enhance shareholder value they will not take actions that pose unnecessary risk to the overall long-term well-being of the Company. As a result, CTS has determined that, for the named executive officers and for its other employees, CTS’ compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on CTS.

The amount of total compensation realized or potentially realizable from prior compensation awards does not directly influence the level of compensation paid in the current year or future pay opportunities.

How 2025 Named Executive Officer Compensation was Determined

Mr. O’Sullivan recommended a total 2025 compensation package to the Compensation and Talent Committee for each of Messrs. Agrawal, Trivedi and D’Angelo considering, among other factors, their individual performance and responsibilities, and market comparator group company and survey data provided by Exequity, with particular reference to total compensation opportunities at the fiftieth percentile of similarly situated executives generally based upon the comparator group of companies identified in the section below describing the 2025-2027 Performance Restricted Stock Unit Plan. Where appropriate, the

CTS 2026 Proxy Statement 27

Compensation Discussion and Analysis

comparator group information is size adjusted to account for significant variations in the size of comparator companies versus the Company. Mr. O’Sullivan considered similar factors when developing an initial compensation package for Mr. Pacioni and recommending the package to the Compensation and Talent Committee for approval when he joined CTS on June 23, 2025.

At its February 2025 meeting, the Compensation and Talent Committee reviewed the data provided by Exequity and considered the recommendations of Mr. O’Sullivan, ultimately approving total compensation packages for Messrs. Agrawal, Trivedi and D’Angelo. The Compensation and Talent Committee also reviewed information provided by Exequity based on the same comparator group of companies as described above to assess and recommend a total compensation package for Mr. O’Sullivan to the Board, which was discussed and approved by the Board in independent session at its February 2025 meeting.

The Compensation and Talent Committee reviewed similar information when considering and approving the recommendation of Mr. O’Sullivan for an initial compensation package for Mr. Pacioni when he joined the company on June 23, 2025.

Key Elements of 2025 Named Executive Officer Compensation

Base Salary. Base salary is included as an element of total compensation to help ensure that each named executive officer receives a base level of cash compensation and is rewarded at an initial level for service to the Company. A sufficient base salary also helps to ensure that named executive officers do not become unduly focused on achievement of shorter-term incentive awards that may be to the detriment of the overall long-term health of CTS.

The base salary rates for Messrs. O’Sullivan, Agrawal, Trivedi and D’Angelo that were set in February 2025 (effective in April 2025), were as follows:

Named Executive Officer	2025 Base Salary Rate ($)	Increase from 2024 Base Salary Rate (%)
Kieran M. O’Sullivan	$865,280	4%
Ashish Agrawal	$456,500	5%
Pratik Trivedi	$393,750	5%
Mark Pacioni(1)	$375,000	*
Scott L. D’Angelo(2)	$415,000	10%

(1)
Mr. Pacioni’s 2025 base salary was effective June 23, 2025, when he joined the company.
(2)
Mr. D’Angelo resigned from the company effective April 4, 2025.

These base salary levels reflect increases as noted in the table above both in recognition of each person’s performance in 2024 and to implement the results of the comparative compensation review described above. The base salary levels described in this section are not directly comparable to the amounts listed in the “Salary” column for 2025 in the 2025 Summary Compensation Table because the 2025 Summary Compensation Table discloses actual base salary earned during the applicable fiscal year rather than any particular base salary rate. These base salary levels were determined in accordance with the process described above. Based on a recommendation by Mr. O’Sullivan, the Compensation and Talent Committee approved an initial base salary rate for Mr. Pacioni of $375,000 when he joined CTS on June 23, 2025.

Annual Management Incentive Plan. The Management Incentive Plan provides for annual cash payments to named executive officers based on the achievement of certain quantitative performance goals. A named executive officer’s ultimate award is determined under a formula that provides for payment of zero to 200% of a target award based on the actual performance of CTS and/or the applicable area of CTS’ business versus the established quantitative performance goals. The quantitative performance goals are typically based on CTS’ established business plan for the applicable year as prepared by management which includes projections for revenues, earnings, key balance sheet metrics and cash flow as well as other strategic goals and initiatives. Members of management recommend the proposed quantitative performance goals and corresponding qualitative

28 CTS 2026 Proxy Statement

Compensation Discussion and Analysis

performance metrics for the MIP applicable to the named executive officers and other plan participants to the Compensation and Talent Committee for review and approval. The Compensation and Talent Committee generally may use any of the metrics set out in the business plan to establish the quantitative performance goals for the annual MIP. In addition, the Compensation and Talent Committee reserves the right to adjust awards guided by a named executive officer’s actual performance or the effects of unusual conditions, factors or events.

In February 2025, the Compensation and Talent Committee established a target award opportunity as a percentage of base salary and quantitative performance goals for each of Messrs. O’Sullivan, Agrawal, Trivedi and D’Angelo with respect to the 2025 MIP. The Board approved Mr. O’Sullivan’s target award opportunity as a percentage of base salary. In setting target award opportunities, the Compensation and Talent Committee (and in the case of Mr. O’Sullivan, the Board) specifically took into consideration the median percentile target awards in the Exequity reports described above, and their individual performance and responsibilities, as well as internal parity. No changes were made to the target award opportunities (as a percentage of base salary) of Messrs. O’Sullivan, Agrawal, Trivedi and D’Angelo for 2025, again in consideration of the comparative compensation information described above. Mr. O’Sullivan recommended, and the Compensation and Talent Committee approved, an initial target award opportunity for Mr. Pacioni of 55% in conjunction with his commencement of employment with the Company on June 23, 2025.

In 2025, the Compensation and Talent Committee set quantitative performance goals for Messrs. O’Sullivan, Agrawal and D’Angelo for Adjusted EPS, CTS’ annual sales, and controllable working capital as a percentage of annual sales. The same quantitative performance goals were applicable to Mr. Pacioni when he joined on June 23, 2025. Adjusted EPS was selected as a metric because it takes into consideration overall financial performance and provides a quantitative measurement from which CTS is able to assess the performance of its named executive officers. Sales was chosen as a metric because it places an emphasis on CTS’ annual sales growth goals. Controllable working capital as a percentage of annual sales was chosen as a metric because it is an objective measure of the efficiency with which the Company manages its short-term capital needs. The goals for the Adjusted EPS, sales, and controllable working capital measures, are described in the section below titled “How 2025 MIP Awards Were Calculated”. As shown in that section, the Compensation and Talent Committee set the performance levels for each metric and established a minimum performance level that had to be reached before the portion of the MIP awards allocable to that metric was paid. Mr. D’Angelo resigned from the company effective April 4, 2025 to pursue other opportunities and was not eligible to receive a payment under the 2025 MIP Adjusted EPS was calculated by using the Company’s fully diluted net earnings (or losses) per share as reported in the Company’s consolidated statement of earnings (loss) for the 2025 fiscal year, which, for purposes of the MIP, may be adjusted for unusual conditions, factors or events as determined by the Compensation and Talent Committee. See the Appendix to this Proxy Statement for a description of the adjustments to GAAP earnings per diluted share to calculate Adjusted EPS. Sales were calculated using the net sales as reported in the Company’s audited financial statements for the 2025 fiscal year, which, for purposes of the MIP, may be adjusted for unusual conditions, factors or events as determined by the Compensation and Talent Committee. Controllable working capital as a percentage of annual sales was derived by dividing accounts receivable plus inventory minus accounts payable by annualized quarterly sales for each quarter, and averaging the prior four quarters for the yearly performance.

In February 2025, the Compensation and Talent Committee also established Supplemental MIP Goals for Mr. Trivedi. Mr. Trivedi’s Supplemental MIP Goals were: sales adjusted operating earnings and controllable working capital as a percentage of annual sales. Each of these was based on the advanced materials and solutions area of the business.

CTS 2026 Proxy Statement 29

Compensation Discussion and Analysis

Adjusted operating earnings was selected as a metric because it reflects the profit generated by the applicable area of CTS’ business. Sales was chosen as a metric for Mr. Trivedi because it placed an emphasis on the annual sales growth goals for the advanced materials and solutions area of CTS’ business. Controllable working capital as a percentage of annual sales was chosen as a metric because it is an objective measure of the efficiency with which the applicable area of CTS’ business manages its short-term capital needs.

Adjusted operating earnings was calculated by using net sales and subtracting the cost of goods sold and other operating expenses including selling, general and administrative and research and development expenses that have been adjusted for certain items which CTS has determined are not normal, recurring cash operating expenses necessary to operate its business such as restructuring and restructuring-related charges, acquisition-related costs, environmental charges and inventory fair value step-up charges, among others. For purposes of Mr. Trivedi’s Supplemental MIP Goals for sales were calculated using the net sales for the advanced materials and solutions area of CTS’ business for the 2025 fiscal year. Controllable working capital as a percentage of annual sales was calculated as described above. The Compensation and Talent Committee is permitted to adjust the metrics to account for unusual conditions, factors or events.

The targets for the adjusted operating earnings, sales and controllable working capital as a percentage of annual sales which were approved by the Compensation and Talent Committee for purposes of the Supplemental MIP Goals, were designed to incentivize Mr. Trivedi to achieve the goals applicable to his area of the business in 2025. In setting the applicable target levels, management and the Compensation and Talent Committee generally considered how achievement of the performance goals could be impacted by the efforts of Mr. Trivedi and events expected to occur in 2025, with threshold goals established at levels that were believed to be reasonably likely to be attained, target goals requiring considerable and increasing business achievement and effort on the part of Mr. Trivedi to achieve and achievement of the maximum goals considered to be a stretch outcome. The specific threshold, target and maximum levels for these metrics are not disclosed in this Proxy Statement as we believe that disclosure of such goals even after the applicable performance period has ended would cause us competitive harm.

Determination of Actual MIP Awards. Actual MIP award payments are based on a formula and can vary from zero to 200% of the target award opportunity based on achievement of the quantitative performance goals. If actual performance fails to meet the minimum or required threshold for a quantitative goal, the payout under the MIP for that goal is zero. On the upside, payout increases linearly up to 200% as performance exceeds the threshold performance goals. If actual performance equals the minimum or required threshold for a quantitative goal, the payout under the MIP for that goal is 50% of the target award opportunity, and if actual performance equals the target quantitative goal, the payout under the MIP for that goal is 100% of the target award opportunity. The maximum payout under the MIP is 200% even if the Company’s performance exceeds the maximum level of performance. The Company uses straight line mathematical interpolation to calculate results between the minimum threshold and target and target and the maximum level. One consequence of this cliff threshold and payout performance formula is that a named executive officer’s risk of receiving no award is greater than the named executive officer’s opportunity to obtain an award that is substantially above target. Another consequence is that payouts above target represent a fraction of the expected return to the Company from “better than plan” performance. Since payments are capped, a named executive officer cannot increase MIP awards beyond a fixed amount, counterbalancing the incentive to pursue outsized short-term rewards at the expense of the long-term health of the Company. While actual awards will vary above and below target from year to year, CTS expects that over a period of several years, payouts under the MIP will generally average about 100% of target. In each of the past three years (2023-2025), payouts under the MIP for named executive officers on Company MIP Goals averaged 114% of target, and payouts based on the goals applicable to Mr. Trivedi (2023-2025) averaged 74% of target.

How 2025 MIP Awards Were Calculated. For Messrs. O’Sullivan, Agrawal and D’Angelo, performance measurements were weighted 60% for the Adjusted EPS goal, 30% for the sales goal and 10% for the controllable working capital as a percentage of annual sales goal. The target award opportunities, which were based on base salary and unchanged from the prior year for Messrs. O’Sullivan, Agrawal and D’Angelo were 100%, 65% and 60% respectively. Mr. Pacioni’s target award opportunity was 55%, and was newly established for him when he joined CTS. For purposes of the 2025 MIP, base salary is generally the named

30 CTS 2026 Proxy Statement

Compensation Discussion and Analysis

executive officer’s annual base salary level in effect on the last day of the calendar year. These target award opportunities were derived in part from the data obtained from the Exequity report and in part by the Compensation and Talent Committee’s judgment on the internal equity of the positions, their relative value to CTS and the desire to maintain a consistent annual target award incentive for named executive officers of CTS.

Mr. Trivedi’s MIP was comprised of two main components—the Company MIP Goals and the Supplemental MIP Goals. The Company MIP Goals were the same (both the performance goals and metrics) as those noted above for Messrs. O’Sullivan, Agrawal, Pacioni and D’Angelo, and weighted at 20%. The Supplemental MIP Goals were weighted 50% for the adjusted operating earnings goal, 30% for the goal and 20% for the controllable working capital as a percentage of annual sales goal. Each Supplemental MIP Goal was calculated based on the results of the advanced materials and solutions area of CTS’ business (and weighted in the aggregate at 80%). The target award opportunity for Mr. Trivedi, which was based on his base salary, was 55%.

For 2025, regarding the Company MIP Goals, the minimum threshold for Adjusted EPS was $2.06, the target was $2.29 and the maximum was $2.56. The minimum threshold for Company sales was $523 million, the target was $550 million and the maximum was $589 million. The minimum threshold for controllable working capital as a percentage of annual sales was 17.20%, the target was 19% and the maximum was 16.2%. Actual results are shown in the table below.

	2025 Management Incentive Plan Performance Goals at Target							2025 Management Incentive Plan Performance Results(1)

Named Executive Officer	2025 End of Year Base Salary Rate ($)	2025 Annual Target Award (% of Base Salary)	Adjusted EPS ($)	Sales (Ms) ($)	Controllable Working Capital (%)	MIP Awards at Target ($)		Adjusted EPS ($)	Sales (Ms) ($)	Controllable Working Capital (%)	Annual Supplemental MIP Incentive Earned (%)	2025 Annual Incentive Earned (%)	2025 Annual Incentive Paid ($)

Kieran M. O’ Sullivan	865,280	100%	$2.29	$550	19%	865,280		$2.26	$541.3	17.2	—	112.8%	$975,780

Ashish Agrawal	456,500	65%	$2.29	$550	19%	296,725		$2.26	$541.3	17.2	—	112.8%	$334,650

Pratik Trivedi	393,750	55%	$2.29	$550	19%	216,563	(2)	$2.26	$541.3	17.2	120.3%	118.8%	$258,479

Mark Pacioni(3)	375,000	55%	$2.29	$550	19%	206,250		$2.26	$541.3	17.2	—	112.8%	$122,348

Scott L. D’ Angelo(4)	415,000	60%	$2.29	$550	19%	249,000		$2.26	$541.3	17.2	—	112.8%	$0

(1)
For purposes of calculating the MIP, there was an adjustment of $0.08 EPS to account for the impact of the One Big Beautiful Bill on CTS’ tax rate and errors on the calculation of revenue and cost of goods sold relating to an acquisition.
(2)
Based on the actual performance of the advanced materials and solutions area of CTS’ business, Mr. Trivedi’s achievement of his Supplemental MIP Goals was 120.3%. Mr. Trivedi’s achievement of his overall MIP was 118.8%.
(3)
Mr. Pacioni’s target award was prorated to reflect his June 23, 2025 start date with the Company.
(4)
Mr. D’Angelo’s resigned from the company effective April 4, 2025 and was not eligible for payment from the MIP.

Performance-Based Equity Compensation. Named executive officers may earn performance-based RSUs based upon, and thus are rewarded for, achievement of financial objectives that CTS believes are beneficial to the Company and its shareholders or based upon CTS’ overall performance relative to peers over a longer term.

CTS 2026 Proxy Statement 31

2023-2025 Performance Restricted Stock Unit Plan. In February 2023, the Compensation and Talent Committee established the 2023-2025 Performance Restricted Stock Unit Plan. Depending upon CTS’ achievement of sales growth, operating cash flow and CTS’ RTSR modifier compared to the comparator group of companies described below over a three-year performance period (through December 31, 2025), a participating named executive officer was eligible to earn zero to 200% of a target RSU award opportunity established for the applicable position. The Compensation and Talent Committee selected a three-year performance measurement period to encourage sustained performance beneficial to shareholders over more than just an annual period.

The Compensation and Talent Committee selected RTSR as the modifier because it is a meaningful measure of CTS’ overall relative performance in comparison to its designated comparator companies. RTSR is a comparison of the total shareholder return of the Company during the three-year measurement period, relative to the total shareholder return of a designated comparator group of companies (as described below) over that same period (including aggregated dividends and adjusted for stock splits over the period). Three-year sales growth was selected as the first goal to reinforce senior management’s focus on increasing sales over the long-term. Sales growth was determined by calculating the change in the Company’s net sales set forth in its consolidated statement of earnings as of the end of the fiscal year immediately preceding the first year of the three-year measurement period as against the net sales set forth in its consolidated statement of earnings as of the end of the last fiscal year of the three-year measurement period. Three-year operating cash flow was selected as the second goal to focus management’s attention on operational efficiency. Operating cash flow is the sum of the Company’s operating cash flow calculated in accordance with U.S. GAAP for each year of the three-year measurement period.

For the 2023-2025 Performance Restricted Stock Unit Plan, awards were weighted 60% for achievement of the sales growth metric and 40% for achievement of the operating cash flow metric and then the RTSR modifier.

The Compensation and Talent Committee also determined the various performance levels that had to be achieved to earn an award under the 2023-2025 Performance Restricted Stock Unit Plan which are shown in the following graphs and in the table below titled “Results of 2023-2025 Performance Restricted Stock Unit Plan”.

Relative Total Shareholder Return (RTSR) – Modifier

(Performance versus Peer Group)

Compensation Discussion and Analysis

32 CTS 2026 Proxy Statement

Compensation Discussion and Analysis

Payouts with respect to each metric are interpolated between the established levels set forth in the graphs above and in the table below. However, there is no interpolation for performance below the applicable threshold levels. Awards are settled on the basis of one share of CTS common stock for each earned RSU on the settlement date.

The 2023-2025 Performance Restricted Stock Unit Plan utilized a comparator group initially consisting of the companies identified below whose total shareholder return performance was compared to CTS’ performance over the three-year performance period for the RTSR modifier. A comparator company may be removed from the list if it is delisted from its exchange or ceases to exist as a business entity for certain reasons not involving poor performance. If a comparator company is acquired, merged or otherwise assumed by another business entity and the resulting entity is substantially the same in size and nature of business, then it will remain in the comparator group; otherwise, the comparator company may be removed from the comparator group.

Badger Meter, Inc.	GenTex Corporation	Mercury Systems, Inc
Coherent Corp. (formerly II-VI, Inc.)	Gentherm, Inc.	Methode Electronics, Inc.
Diodes Incorporated	Haynes International, Inc.	PAR Technology Corp.
Dorman Products, Inc.	Kimball Electronics, Inc.	Silicon Laboratories Inc.
ESCO Technologies, Inc.	LittleFuse, Inc.	Stoneridge, Inc.
Fabrinet	Materion Corp.	Vishay Precision Group, Inc.
FARO Technologies

Following the grant of the 2023-2025 Performance Restricted Stock Unit Plan awards, Haynes International, Inc. and Coherent Corp. (formerly, II-IV, Inc.) were removed from the comparator group due, in each case, to their acquisition by or merger with other companies while Fabrinet was removed for size considerations. The Compensation and Talent Committee, based on the recommendation of its consultant, added Bel Fuse, Inc., Rogers Corporation and Knowles Corporation to the comparator group.

Participants must remain continuously employed by CTS through the end of the three-year performance period to receive an award payout, subject to limited exceptions. The Compensation and Talent Committee can, in its discretion, adjust a participant’s payout of an award after consideration of other factors, including overall CTS performance and the individual participant’s contribution to CTS’ performance. The Compensation and Talent Committee can also adjust a payout of an award in its discretion to prevent the enlargement or dilution of the award because of extraordinary events or circumstances as determined by the Compensation and Talent Committee; however, no such adjustments were made by the Compensation and Talent Committee when calculating and approving the payouts under the 2023-2025 Performance Restricted Stock Unit Plan.

The Company achieved the following results against the performance metrics of the 2023-2025 Performance Restricted Stock Unit Plan during the three-year performance period:

Results of 2023-2025 Performance Restricted Stock Unit Plan

2023-2025 Performance RSU Plan Metrics	50%	100%	150%	200%	Actual	Performance%	Weighted Payout as a % of Target

Three-Year Sales Growth	10%	15%	18%	21%	0%	0%	0%

Three-Year Operating Cash Flow (in Millions)	$225	$275	$300	$325	$289	128%	51.3%

Three-Year Relative Total Shareholder Modifier	—	—	—	—	44%	0%	0%

Total Weighted Payout as a % of Target							51.3%

CTS 2026 Proxy Statement 33

Compensation Discussion and Analysis

The target RSU award opportunities for Messrs. O’Sullivan, Agrawal and D’Angelo were 34,314, 11,015, and 4,466 respectively. As a result of the Company’s three-year performance based on the metrics noted above, Messrs. O’Sullivan and Agrawal received the following awards of shares under the 2023-2025 Performance Restricted Stock Unit Plan:

Awards under the 2023-2025 Performance Restricted Stock Unit Plan

Named Executive Officer	Award at Target	Actual Results as % of Target	Payout (#)(1)

Kieran M. O’Sullivan	34,314	51.3%	16,873
Ashish Agrawal	11,015	51.3%	4,310
Scott L. D’Angelo(2)	—	—	—

(1)
Awards under the 2023-2025 Performance Restricted Stock Unit Plan were paid in 2026.
(2)
Mr. D’Angelo resigned from CTS effective April 4, 2025 and was not eligible for a payout.

Messrs. Trivedi and Pacioni commenced employment with the Company on April 29, 2024 and June 23, 2025, respectively, and therefore were not eligible to receive a payout under the 2023-2025 Performance Restricted Stock Unit Plan.

Other Three-year Performance Restricted Stock Unit Plans. In each of February 2024 and 2025, the Compensation and Talent Committee established a new three-year performance-based equity compensation program for the 2024-2026 and 2025-2027 periods respectively. Both plans include performance metrics for three-year sales growth (weighted at 60%) and three-year operating cash flow (weighted at 40%), with different goals for each, and utilize RTSR as a modifier that increases (if performance is above the 75th percentile) or decreases (if performance is below the 25th percentile) results by 20% depending on performance (in all cases payout is capped at 200%).

Grants made to named executive officers under each year’s plan are reported as compensation in our Summary Compensation Table at grant date fair value computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 for the year the grant is made.

We do not disclose the specific, forward-looking goals that we established for the 2024-2026 and 2025-2027 Performance Restricted Stock Unit Plans in this Proxy Statement because (1) these goals relate to executive compensation to be earned and/or paid in current or future years and do not affect a fair understanding of the named executive officers’ compensation for 2026 and (2) we believe that disclosure of such goals while the applicable performance period is ongoing would cause us competitive harm. However, we intend to disclose such goals in future proxy statements once the applicable performance periods have ended as part of our discussion and analysis about the amounts earned by the named executive officers under these awards. In setting the applicable target levels, the Compensation and Talent Committee considered how achievement of the performance goals could be impacted by events expected to occur in the coming years. We believe that the threshold goals have been established at levels that should be reasonably likely to attain, and that the target goals will require considerable and increasing collective effort on the part of our employees, including our named executive officers, to achieve. Achievement of the maximum goals under such plans is considered to be a stretch given current and expected future market conditions.

The target RSU award opportunities under the 2024-2026 Performance Restricted Stock Unit Plan are: Mr. O’Sullivan, 38,019, Mr. Agrawal, 8,793, Mr. Trivedi, 2,949, and Mr. D’Angelo, 6,813. The target RSU award opportunities under the 2025-2027 Performance Restricted Stock Unit Plan are: Mr. O’Sullivan, 36,570, Mr. Agrawal, 8,445, Mr. Trivedi, 3,753, Mr. Pacioni, 7,000, and Mr. D’Angelo, 7,318. Mr. D’Angelo resigned from the Company effective April 4, 2025 and as a result he forfeited each award.

34 CTS 2026 Proxy Statement

Compensation Discussion and Analysis

Service-Based Equity Compensation. CTS believes that stock ownership and equity-based compensation are valuable tools for motivating employees to improve, and rewarding them for improvements in, CTS’ long-term performance. The table below reflects the service-based RSUs awarded to Messrs. O’Sullivan, Agrawal, Trivedi, Pacioni and D’Angelo in 2025. The Compensation and Talent Committee granted the awards to Messrs. Agrawal, Trivedi, Pacioni and D’Angelo based on the recommendation of Mr. O’Sullivan. In making his recommendation, Mr. O’Sullivan analyzed the third-party market information provided by Exequity and subjectively considered retention and performance factors. Mr. O’Sullivan’s 2025 RSU award was recommended by the Compensation and Talent Committee and approved by the entire Board (other than Mr. O’Sullivan, who abstained in discussions and votes related to his own awards). Mr. O’Sullivan’s 2025 grant was determined based on a review of competitive market conditions, retention considerations and performance factors. Each service-based RSU award is settled on a one-for-one basis with shares of CTS common stock upon vesting. Grants of equity awards made in 2025 are reported in the 2025 Summary Compensation Table and the 2025 Grants of Plan-Based Awards Table.

Named Executive Officer	3-Year Vesting Schedule

Kieran M. O’Sullivan	24,381
Ashish Agrawal	5,631
Pratik Trivedi	2,502
Mark Pacioni	4,600
Scott L. D’Angelo	4,881

Defined Contribution Plan. Substantially all U.S.-based CTS employees are eligible to participate in the CTS Corporation Retirement Savings Plan, referred to as the CTS 401(k) Plan. Effective as of January 1, 2022, CTS amended the 401(k) Plan to provide each eligible employee with a 6% contribution each pay period and additional potential contributions, regardless of whether the employee is contributing to the 401(k) Plan, subject to limitations under the Internal Revenue Code. All the named executive officers participate in the 401(k) Plan.

Other Compensation. CTS provides a limited set of perquisites and other compensation to attract, retain and motivate eligible named executive officers. For 2025, Messrs. O’Sullivan, Agrawal, Trivedi, Pacioni and D’Angelo were eligible to receive reimbursements for tax preparation services, financial planning services and an annual executive physical. The reimbursements for tax preparation services and financial planning services are capped at $2,500 and $5,000, respectively. The reimbursement for executive physicals is capped at $2,000 for each of Messrs. O’Sullivan, Agrawal, Trivedi, Pacioni and D’Angelo and their respective spouses. The footnotes to the 2025 Summary Compensation Table delineate the various perquisites named executive officers received for 2025. Mr. Trivedi received $13,520 to reimburse him for certain relocation costs in 2025 including airfare, short-term housing and moving expenses in conjunction with his move to commence employment with the Company. Mr. D’Angelo was no longer eligible to receive perquisites and other compensation upon his resignation effective April 4, 2025.

Health and Welfare Benefits. Named executive officers are also eligible to participate in a standard set of health and welfare benefits, including medical insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance, disability insurance, dependent life insurance, an employee assistance plan and health care and dependent care reimbursement accounts. The same terms of participation that apply to salaried employees generally govern the participation of named executive officers in these benefits.

CTS 2026 Proxy Statement 35

Agreements and Other Arrangements with Named Executive Officers

Executive Severance Policy. See the section of this Proxy Statement titled “Potential Payments Upon Termination or Change-in-Control” below for information about CTS’ Executive Severance Policy.

Change-In-Control Severance Agreements. CTS has entered into change-in-control severance agreements with Messrs. O’Sullivan, Agrawal, Trivedi and Pacioni, the purpose of which is to help CTS retain those named executive officers and encourage them to focus on corporate interests during times of change and uncertainty. For more on the change-in-control severance agreements, please see the section of this Proxy Statement titled “Potential Payments Upon Termination or Change-in-Control” below.

CTS Securities Hedging/Pledging Policy

CTS has adopted a policy prohibiting officers, directors and certain other employees who receive CTS securities from engaging in any transaction in which they may profit from short-term speculative swings in the value of those securities or from pledging CTS securities in lending transactions. These individuals may not trade in options, warrants, puts and calls or similar instruments relating to CTS securities, and may not engage in hedging or monetization transactions designed to minimize the risk in owning CTS securities, such as zero-cost collars and forward sale contracts. These individuals also may not pledge CTS securities as collateral for a loan, including, without limitation, in a margin account. The prohibitions described above do not apply to the exercise of stock options granted as a part of a CTS incentive plan.

Insider Trading Policy

CTS has adopted an insider trading policy and procedures applicable to our officers, directors, and employees, and has implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards.

CTS’ Insider Trading Policy prohibits CTS’ directors and employees and related persons and entities from transacting in securities of the Company or other companies with which we do business (“Company Partners”), while in possession of material nonpublic information regarding the Company or such Company Partner, as applicable, obtained during the course of employment or other involvement with Company business, even if the decision to buy or transact is not based upon the material, nonpublic information, subject to limited exceptions, such as transactions pursuant to Rule 10b5-1 plans. The Insider Trading Policy also generally prohibits our directors and employees from disclosing material, nonpublic information regarding the Company or its Company Partners.

Our Insider Trading Policy requires that our executive officers and directors and other designated employees only transact in CTS securities during an open window period after obtaining preclearance, subject to limited exceptions.

Clawback Policy

The Company maintains and operates a Compensation Clawback Policy (the “Clawback Policy”), which provides for the reasonably prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event CTS is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such

CTS 2026 Proxy Statement 36

Agreements and Other Arrangements with Named Executive Officers previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received (on or after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the mandatory accounting restatement provisions of the Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.

In general, CTS may utilize a broad range of recoupment methods under the Clawback Policy for mandatory accounting restatement clawbacks. The Clawback Policy does not condition such clawback on the fault of the executive officer, but CTS is not required to clawback amounts in limited circumstances where the Compensation and Talent Committee has made a determination that recovery would be impracticable and (1) CTS has already attempted to recover such amounts but the direct expense paid to a third party in an effort to enforce the Clawback Policy would exceed the amount to be recovered, (2) the recovery of amounts would violate applicable home country law, or (3) the recovery would likely cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code of 1986, as amended, and applicable regulations. Operation of the mandatory accounting restatement provisions of the Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. CTS may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement.

2025 Accounting Restatement and Application of Clawback Policy

Correction in Financial Statements. On July 29, 2024, CTS acquired 100% of the outstanding membership interests of SyQwest, LLC (“SyQwest”), a leading designer and manufacturer of a broad set of sonar and acoustic sensing solutions primarily for naval applications. In connection with the preparation of our financial statements for the first quarter of 2025, CTS identified immaterial prior-period errors in the consolidated financial statements related to the acquisition of SyQwest as well as the foreign currency impact on certain long-term debt payments. The errors were due to errors with the calculation of revenue and cost of goods sold both prior to and subsequent to the acquisition date. CTS assessed the materiality of these errors on prior-period consolidated financial statements and concluded that these error corrections were material to the first quarter of 2025, but were not material to any previously presented consolidated financial statements. Accordingly, CTS corrected the previously reported immaterial errors for the year ended December 31, 2024 in its Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 24, 2026 through what is commonly called a "little r" restatement (the “Accounting Restatement”). For purposes of the Accounting Restatement, April 14, 2025 is the date on which CTS concluded that it was required to prepare the Accounting Restatement.

Application of Clawback Policy. The Accounting Restatement required a recovery analysis regarding incentive-based compensation received by the Company’s current and former Section 16 officers (“Covered Officers”) during 2023 and 2024 pursuant to the Clawback Policy (as well as Section 303A.14 of the NYSE Listed Company Manual, Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10D-1 under the Exchange Act.

The Clawback Policy applies to certain erroneously awarded incentive-based compensation (as described in the Clawback Policy) received based on the purported attainment of financial performance measures during the three completed fiscal years immediately preceding the date as of which the Company is required to prepare the Accounting Restatement and received on or after October 2, 2023 (the effective date of the Clawback Policy). Incentive-based compensation received prior to October 2, 2023 is not subject to recovery under the Clawback Policy. For purposes of the Clawback Policy, incentive-based compensation is “received” in the fiscal year during which the financial reporting measure specified for the incentive-based compensation is attained, even if the payment or grant of the incentive-based compensation occurs after the end of that year.

Implications for MIP Award Payouts. Numerous financial performance measures were used to determine payouts under the MIP awards for 2022, 2023 and 2024. Payouts under the 2022 MIP awards were not subject to recovery under the Clawback

CTS 2026 Proxy Statement 37

Agreements and Other Arrangements with Named Executive Officers

Policy, however, because such payouts were received prior to October 2, 2023 (the effective date of the Clawback Policy). Applicable financial performance measures under the MIP included: (1) for 2023, adjusted earnings per share and CTS’ annual sales (as well as (A) adjusted operating earnings and controllable working capital as a percentage of annual sales for the sensors and mechatronics area of CTS’ business and (B) operating earnings, sales and controllable working capital as a percentage of annual sales for the advanced materials and solutions area of CTS’ business); and (2) for 2024, adjusted earnings per share, CTS’ annual sales and controllable working capital as a percentage of annual sales (as well as (A) adjusted operating earnings, total booked business and controllable working capital as a percentage of annual sales for the sensors and mechatronics area of CTS’ business, and (B) adjusted operating earnings, sales and controllable working capital as a percentage of annual sales for the advanced materials and solutions area of CTS’ business). The Compensation and Talent Committee determined that none of the financial performance measures (or any other applicable performance measures) in effect for the MIP awards for 2023 and 2024 included any impact from or were affected by SyQwest or its financial statements. As a result, none of the MIP awards for 2022, 2023 or 2024 is subject to potential recovery under the Clawback Policy regarding the Accounting Restatement.

Implications for Performance-Based Equity Compensation Program (“LTI Program”) Payouts. Numerous financial performance measures were used to determine payouts under the applicable LTI Program awards for 2022, 2023 and 2024. Payouts under the 2020-2022 Performance-Restricted Stock Unit Plan were not subject to recovery under the Clawback Policy, however, because such payouts were received prior to October 2, 2023 (the effective date of the Clawback Policy). Applicable financial performance measures under the LTI Program awards included: (1) for 2023 (under the 2021-2023 Performance Restricted Stock Unit Plan), sales growth (weighted 40%), operating cash flow (weighted 35%) and relative total shareholder return (weighted 25%); and (2) for 2024, (A) under the 2022-2024 Performance Restricted Stock Unit Plan, sales growth (weighted 35%), operating cash flow (weighted 30%) and relative total shareholder return (weighted 35%); and (B) under the Focus 2025 Performance Restricted Stock Unit Plan, revenue (weighted 100%). The Compensation and Talent Committee determined that none of the financial performance measures (or any other applicable performance measures) in effect for the 2021-2023 Performance Restricted Stock Unit Plan included any impact from or were affected by SyQwest or its financial statements. Finally, there were no payouts under the Focus 2025 Performance Restricted Stock Unit Plan. As a result, none of the LTI Program awards for 2022 or 2023, or under the Focus 2025 Performance Restricted Stock Unit Plan, are subject to potential recovery under the Clawback Policy regarding the Accounting Restatement.

Relative TSR Measure Under 2022-2024 Performance Restricted Stock Unit Plan. The Company’s Chief Executive Officer and Chief Financial Officer analyzed and determined a reasonable estimate of the impact of the Accounting Restatement on the 2022-2024 Performance Restricted Stock Unit Plan payouts to help inform the Compensation and Talent Committee whether there was any erroneously awarded compensation under the 2022-2024 Performance Restricted Stock Unit Plan awards and payouts. These officers analyzed the misstated and corrected financial information and determined that none of such award payouts are subject to potential recovery under the Clawback Policy regarding the Accounting Restatement.

The Company’s analysis was not intended to be an exhaustive analysis of the applicable stock price movements, but to conform to the Dodd-Frank Act clawback requirement that the amount of recoverable compensation (if any) must be based on a reasonable estimate of the effect of the Accounting Restatement on the total shareholder return upon which the incentive-based compensation in question was received. Accordingly, the Company concluded that the Accounting Restatement would not trigger a clawback of the 2022-2024 Performance Restricted Stock Unit Plan awards, as the Company’s relative TSR achievement and resulting payouts remain unchanged under corrected financial statements. Based on its review and evaluation of the Company’s analysis, the Compensation and Talent Committee determined there was no erroneously awarded compensation to Covered Officers under the 2022-2024 Performance Restricted Stock Unit Plan awards (or under any other applicable LTI Program awards) as a result of the Accounting Restatement.

Results of Application of Clawback Policy. As a result of the analysis described above, the Compensation and Talent Committee has determined that there was no erroneously awarded compensation paid to Covered Officers relating to the Accounting Restatement that needs to be clawed back under the Clawback Policy.

38 CTS 2026 Proxy Statement

Compensation Committee Report

The Compensation and Talent Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation and Talent Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in CTS’ Annual Report on Form 10-K for the year ended December 31, 2025.

CTS Corporation 2025 Compensation and Talent Committee

William S. Johnson, Chair

Donna M. Costello

Robert A. Profusek

CTS 2026 Proxy Statement 39

Executive Compensation

2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Kieran M. O’Sullivan	2025	856,320	—	2,900,049	975,780	26,750	4,758,899
Chairman, President and	2024	823,385	—	2,800,011	540,380	24,750	4,188,526
Chief Executive Officer	2023	775,385	—	2,400,021	—	24,000	3,199,406

Ashish Agrawal	2025	450,690	—	675,085	334,650	26,000	1,486,425
Vice President and	2024	430,301	—	875,897	183,562	22,558	1,512,318
Chief Financial Officer	2023	400,887	—	612,981	—	21,936	1,035,804

Pratik Trivedi	2025	388,702	—	299,990	258,479	35,270	982,441
Senior Vice President, Chief Operating Officer	2024	245,192	—	458,084	45,564	37,495	786,335

Mark Pacioni(5)	2025	187,500	—	478,500	122,348	11,250	799,598
Vice President, Chief Legal and
Administrative Officer and Corporate Secretary

Scott L. D’Angelo(6)	2025	136,287	—	585,112	—	16,046	737,445
Former Vice President, Chief Legal and	2024	390,958	—	734,954	147,725	20,250	1,293,887
Administrative Officer and Corporate Secretary	2023	349,538	—	455,038	—	20,500	825,076

(1)
Salary shown for 2025 reflects regular base salary earnings for 2025, which amount varies from the base salary rate(s) referenced in the “Compensation Discussion and Analysis – Key Elements of 2025 Named Executive Officer Compensation” in this Proxy Statement.
(2)
The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 of stock awards granted during the year. For a discussion of the assumptions made in the valuation, refer to Note 1 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 in our Annual Report on Form 10-K filed with the SEC on February 24, 2026. Amounts reflected consist of service-based RSUs and performance-based RSUs. For the performance-based awards reported in this column, such amounts are based on the probable outcome of the relevant performance conditions as of the grant date and therefore are at target. Assuming that the highest level of performance is achieved for these awards granted in 2025, the aggregate grant date fair value of all such awards for 2025 would be: Mr. O’Sullivan, $4,640,049, Mr. Agrawal, $1,080,107, Mr. Trivedi, $479,984, Mr. Pacioni, $767,250, and Mr. D’Angelo, $936,131(Mr. D'Angelo's awards have been forfeited due to his resignation from the Company effective April 4, 2025).
(3)
Amounts represent payments earned under the MIP in respect of that year’s performance and paid in the subsequent year.
(4)
Amounts in this column for 2025 reflect values for financial planning and tax preparation services for Messrs. O’Sullivan and Agrawal (in each case to the extent such benefits were used in 2025), as well as CTS contributions under the 401(k) Plan of $21,000 to each of Messrs. O’Sullivan, Agrawal and Trivedi, $11,250 for Mr. Pacioni and $16,046 for Mr. D’Angelo. The amount for Mr. Trivedi also includes relocation expense reimbursements in the amount of $13,520 in 2025.
(5)
Mr. Pacioni joined the Company on June 23, 2025.
(6)
Mr. D'Angelo resigned from the Company, effective April 4, 2025, to pursue other business opportunities. The amounts in the table above do not necessarily represent the compensation Mr. D'Angelo received during his employment. The amounts in the Stock Awards column reflect the grant date fair value of the long-term incentive award granted to Mr. D'Angelo in each year. Upon his resignation from the Company, Mr. D'Angelo forfeited all unvested awards.

40 CTS 2026 Proxy Statement

Executive Compensation

2025 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Awards ($)(4)

Kieran M. O’Sullivan

2025 Management Incentive Plan	—	432,640	865,280	1,730,560	—	—	—	—	—

2025-2027 Performance Restricted Stock Unit Plan(1)	2/6/2025	—	—	—	7,314	36,570	73,140	—	1,740,001

2025 Service-based Restricted Stock Unit Plan(2)	2/6/2025	—	—	—	—	—	—	24,381	1,160,048

Ashish Agrawal

2025 Management Incentive Plan	—	148,362	296,725	593,450	—	—	—	—	—

2025-2027 Performance Restricted Stock Unit Plan(1)	2/5/2025	—	—	—	1,689	8,445	16,890	—	405,022

2025 Service-based Restricted Stock Unit Plan (2)	2/5/2025	—	—	—	—	—	—	5,631	370,063

Pratik Trivedi

2025 Management Incentive Plan	—	108,281	216,563	433,126	—	—	—	—	—

2025-2027 Performance Restricted Stock Unit Plan(1)	2/5/2025	—	—	—	751	3,753	7,506	—	179,994

2025 Service-based Restricted Stock Unit Plan(2)	2/5/2025	—	—	—	—	—	—	2,502	119,996

Mark Pacioni(3)

2025 Management Incentive Plan	—	103,125	206,250	412,500	—	—	—	—	—

2025-2027 Performance Restricted Stock Unit Plan(1)	7/29/2025	—	—	—	1,400	7,000	14,000	—	288,750

2025 Service-based Restricted Stock Unit Plan(2)	7/29/2025	—	—	—	—	—	—	4,600	189,750

Scott L. D’Angelo

2025 Management Incentive Plan	—	—	—	—	—	—	—	—	—

2025-2027 Performance Restricted Stock Unit Plan(1)	2/5/2025	—	—	—	1,464	7,319	14,638	—	351,019

2025 Service-based Restricted Stock Unit Plan(2)	2/5/2025	—	—	—	—	—	—	4,881	234,093

(1)
In February 2025, the Compensation and Talent Committee established terms applicable to performance-based equity compensation awards for the performance period covering fiscal years 2025-2027 under the CTS Corporation 2018 Equity and Incentive Compensation Plan. Generally, shares for achievement of the performance goals (to the extent earned) will be paid out in 2028 following approval by the Compensation and Talent Committee.
(2)
RSUs under the 2018 Equity and Incentive Compensation Plan generally vest 1/3 annually on the anniversary of the grant date.
(3)
Mr. Pacioni joined the Company on June 23, 2025, and the Compensation and Talent Committee approved his equity award on June 30, 2025.
(4)
The amounts reported in this column represent the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 of stock awards granted during the year. Amounts reflected consist of service-based RSUs and performance-based RSUs. For the performance-based awards reported in this column, such amounts are based on the probable outcome of the relevant performance conditions as of the grant date and therefore are at target.

CTS 2026 Proxy Statement 41

Executive Compensation

Compensation Arrangements. CTS did not have employment agreements with any named executive officers for 2025. In an effort to formalize and standardize CTS’ severance practices for other officers and key employees, CTS enacted an Executive Severance Policy in 2009, and CTS maintains change-in-control severance agreements with Messrs. O’Sullivan, Agrawal and D’Angelo. For more on the executive change-in-control severance agreements and the Executive Severance Policy, please see the section of this Proxy Statement titled “Potential Payments upon Termination or Change-in-Control” below.

Mr. O’Sullivan’s annual base salary was determined by the Board based on recommendations by the Compensation and Talent Committee. Mr. O’Sullivan does not receive any compensation for his service as a director. Annual base salary for Messrs. Agrawal, Trivedi, Pacioni and D’Angelo were determined by the Compensation and Talent Committee based on the recommendation of Mr. O’Sullivan.

Outstanding Equity Awards at 2025 Fiscal Year-End

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Kieran M. O’Sullivan	48,583	(3)	2,082,753	62,917	2,697,259

Ashish Agrawal	17,258	(4)	739,850	14,539	623,268

Pratik Trivedi	7,850	(5)	336,530	5,797	248,503

Mark Pacioni	4,600	(6)	197,202	7,000	300,090

Scott L. D’Angelo(7)	—		—	—	—

(1)
Any award issued under a three-year performance program generally will vest as of the last day of the applicable performance period (subject to the other requirements of the plan) and payout of the award is subject to approval of the Compensation and Talent Committee and certification of the Company’s financial results for the last year of the measurement period. Awards issued under a three-year performance program are reported in this column at threshold, target or the maximum level, as applicable, depending upon the performance of the applicable three-year performance program as of December 31, 2025. Mr. O’Sullivan’s awards are comprised of 16,347 potential units under the 2024-2026 Performance Restricted Stock Unit Plan and 36,570 potential units under the 2025-2027 Performance Restricted Stock Unit Plan. Mr. Agrawal’s awards are comprised of 6,094 potential units under the 2024-2026 Performance Restricted Stock Unit Plan and 8,445 potential units under the 2025-2027 Performance Restricted Stock Unit Plan. Mr. Trivedi’s awards are comprised of 2,044 potential units under the 2024-2026 Performance Restricted Stock Unit Plan and 3,753 potential units under the 2025-2027 Performance Restricted Stock Unit Plan. Mr. Pacioni’s awards are comprised of 7,000 potential units under the 2025-2027 Performance Restricted Stock Unit Plan. Mr. D’Angelo resigned from the Company, effective April 4, 2025, to pursue other business opportunities and had no unvested shares or units as of December 31, 2025.
(2)
Calculation of amounts reflected in this column are based on the closing share price of CTS common stock on December 31, 2025 of $42.87 per share.

42 CTS 2026 Proxy Statement

Executive Compensation

(3)
Mr. O'Sullivan's 48,583 service-based RSUs have vested or will vest as follows: 7,306 on February 9, 2026, 8,127 on February 6, 2026, 8,448 on February 8, 2026, 8,127 on February 6, 2027, 8,448 on February 8, 2027 and 8,127 on February 6, 2028.
(4)
Mr. Agrawal’s 17,258 service-based RSUs have vested or will vest as follows: 1,877 on February 5, 2026, 7,807 on February 7, 2026, 1,866 February 9, 2026, 1,877 on February 5, 2027, 1,954 on February 7, 2027 and 1,877 on February 5, 2028.
(5)
Mr. Trivedi’s 7,850 service-based RSUs have vested or will vest as follows: 834 on February 5, 2026, 4,640 on May 8, 2026, 834 on February 5, 2027, 708 on May 8, 2027 and 834 February 5, 2028.
(6)
Mr. Pacioni's 4,600 service-based RSUs will vest as follows: 1,533 on July 29, 2026, 1,534 on July 29, 2027 and 1,533 on July 29, 2028.
(7)
Mr. D'Angelo resigned from the Company effective April 4, 2025. In connection with Mr. D'Angelo’s resignation, he forfeited the stock awards granted to him in 2025, as well as the unvested portion of stock awards granted to him in 2023 and 2024.

2025 Option Exercises and Stock Vested

	Stock Awards(1)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Kieran M. O’Sullivan	68,023	$3,211,157

Ashish Agrawal	20,552	$976,581

Pratik Trivedi	708	$28,334

Mark Pacioni(3)	—	—

Scott L. D’Angelo	13,777	654,186

(1)
Vested stock awards included in this table include the earned awards under the 2023-2025 Performance Restricted Stock Unit Plan, as those awards were considered vested as of December 31, 2025 subject to Compensation and Talent Committee determination of the final level of payout for such awards and the certification of 2025 fiscal year results by CTS’ independent auditor. These awards may not be reflected in other descriptions of earned 2025 compensation because the award payouts are not made until the first quarter of the subsequent year.
(2)
Gross value prior to withholding.
(3)
Mr. Pacioni joined the Company, effective June 23, 2025 and had no vesting or exercise events in 2025.

Potential Payments Upon Termination or Change-in-Control

Change-in-Control Severance Agreements. CTS has entered into change-in-control severance agreements with Messrs. O’Sullivan and Agrawal and will enter into similar change-in-control agreements with Messrs. Trivedi and Pacioni. Under these agreements, a change-in-control is defined generally as: (1) the acquisition by any person of 25% or more of CTS’ voting stock, subject to certain exceptions; (2) the incumbent board members ceasing to constitute a majority of the Board, unless their successors are approved in the manner set forth in the change-of-control severance agreements; (3) a reorganization, merger, consolidation, or sale of all or substantially all of CTS’ assets, subject to certain exceptions; or (4) the approval by the shareholders of a complete liquidation or dissolution of CTS, subject to certain exceptions.

A named executive officer who has entered into a change-in-control severance agreement is entitled to “double-triggger” severance compensation if, within three years after a change-in-control, the named executive officer terminates his or her employment following the occurrence of certain events (which we refer to as “good reason” events) or his or her employment

CTS 2026 Proxy Statement 43

Executive Compensation

is terminated by CTS or its successor for any reason other than cause, disability (as defined in the change-in-control severance agreements) or death. Good reason is defined generally as: (1) the failure to maintain the named executive officer in his or her office or position or an equivalent or better office or position; (2) a significant adverse change in the nature or scope of the named executive officer’s authorities, powers, functions, responsibilities or duties; (3) a reduction in the aggregate of the named executive officer’s base and incentive pay or certain adverse changes in employee benefits; (4) the named executive officer’s good faith determination that, as a result of a change in circumstances following the change-in-control, he or she is unable to carry out, or is substantially hindered in, or has suffered a substantial reduction in the authorities, powers, functions, responsibilities or duties he or she had prior to the change-in-control; (5) a successor entity’s failure to assume all obligations of CTS under the change-in-control severance agreement; (6) CTS or its successor moves the named executive officer’s principal work location by more than 35 miles or requires him or her to travel at least 20% more; (7) CTS or its successor commits any material breach of the change-in-control severance agreement; or (8) CTS’ common stock ceases to be publicly traded or listed on the New York Stock Exchange. Cause is defined generally as: (a) being convicted of a crime involving fraud, embezzlement or theft in connection with work duties or responsibilities; (b) intentionally and wrongfully damaging CTS property; (c) intentionally and wrongfully disclosing CTS’ confidential information; or (d) intentionally and wrongfully competing with CTS without CTS’ consent, subject to certain exceptions.

If the change-in-control severance agreement is triggered, the “double-triggger” severance compensation to which the named executive officer is entitled includes: (1) a lump sum payment equal to two times the sum of the greater of the executive’s base salary at the time of the change-in-control or his average base salary over the three years prior to termination, plus the greater of his average cash incentive pay over the three years prior to the change-in-control and his target cash incentive pay for the year in which the change-in-control occurred; (2) continued availability of medical and dental benefits for 24 months following termination at the executive’s expense, with CTS reimbursing the executive for the portion of the premium in excess of the active employee share for such coverage (or certain economically comparable benefits), provided that the obligation to provide these benefits will be reduced to the extent medical and dental benefits are provided by another employer; (3) reimbursement of up to $30,000 for outplacement services; and (4) only in the case of Mr. O’Sullivan, in consideration of the non-compete provision contained in his change-in-control severance agreement, a lump sum payment equal to one times the sum of the greater of his base salary at the time of the change-in-control or his average base salary over the three years prior to termination plus the greater of his average cash incentive pay over the three years prior to the change-in-control and his target cash incentive pay for the year in which the change-in-control occurred.

In addition, if any payments made to the named executive officer would be subject to excise tax under the “golden parachute” rules of Sections 280G and 4999 of the Internal Revenue Code, those payments will be reduced so that no portion will exceed the “excess parachute payment” threshold that would trigger the excise tax.

Payment of severance compensation under the change-in-control severance agreements will be reduced to the extent of any corresponding payments under any other agreement.

To the extent that a named executive officer receives severance benefits under the change-in-control severance agreement, the named executive officer may not, without the consent of CTS, for a period of one year following his termination date, participate in the management of any business which engages in substantial and direct competition with CTS or its successor, as further described in the change-in-control severance agreements. In addition, for the period beginning on the date of separation from service and ending on the fourth anniversary of the applicable change-in-control, the named executive officer may not solicit any corporate employee to leave employment with CTS or any of its subsidiaries, may not hire or engage any person who was employed with CTS or any of its subsidiaries and may not assist any organization with whom the named executive officer is associated in taking such actions. The named executive officer is generally entitled to be reimbursed by CTS for legal fees incurred to enforce his rights under the change-in-control severance agreement.

44 CTS 2026 Proxy Statement

Executive Compensation

Equity Awards. The award agreements governing outstanding equity awards granted to our named executive officers provide that, in the event of a change-in-control, outstanding service-based RSUs and performance-based RSUs will vest in full if either (1) the successor or surviving company does not assume, substitute or continue the awards in the manner described in the award agreements or (2) within 24 months after the change-in-control, the named executive officer’s employment is terminated by CTS (or its successor) without cause (as defined in the named executive officer’s change-in-control severance agreement) or the named executive officer terminates employment for good reason (generally as described above with respect to the change-in-control severance agreements). For performance-based RSUs, vesting in such circumstances would be based on the greater of target performance and actual performance measured through the date of the change-in-control as determined by the Compensation and Talent Committee.

Change-in-Control Severance Table

Assuming that a change-in-control event occurred and (unless otherwise indicated) that the named executive officer’s employment was terminated by the Company without cause or by the named executive officer for good reason on December 31, 2025, the estimated severance compensation provided to each named executive officer is shown in the table below.

Named Executive Officer(1)	Severance: Based on Base Salary & Incentive Pay ($)	Welfare Benefits Equivalent ($)	Perquisites: Outplacement ($)	Accelerated Vesting & Lapse of Restriction On Equity Awards ($)	Total ($)

Kieran M. O’Sullivan	5,400,240	54,350	30,000	7,258,393	12,742,983

Ashish Agrawal	1,525,777	51,054	30,000	1,838,823	3,445,654

Pratik Trivedi	1,220,626	17,788	30,000	660,874	1,929,288

Mark Pacioni	1,162,500	—	30,000	497,292	1,689,792

(1)
Mr. D’Angelo is not included because he resigned from the Company on April 4, 2025.

Executive Severance Policy

As discussed above; to formalize and standardize the Company’s severance practices for officers and key employees, CTS adopted an Executive Severance Policy in 2009 (the “Severance Policy”). An eligible named executive officer whose employment with the Company is terminated will be eligible for severance benefits under the Severance Policy unless the termination is: (1) for cause or resulting from gross or willful misconduct; (2) a resignation, other than a resignation that qualifies as an “involuntary separation from service” within the meaning of Section 409A of the Internal Revenue Code; (3) a layoff or furlough, unless the layoff or furlough is subsequently converted to a termination; (4) due to death or transfer to a disability status; (5) due to retirement, except in the case of the President and Chief Executive Officer’s retirement after 12 months’ formal notice; (6) due to inability to return from a medical leave even though unable to meet disability status requirements, unless the cause for the medical leave was covered by worker’s compensation; (7) due to the sale of a CTS facility, division or operation when the named executive officer has been offered employment in a comparable position by the successor organization as a part of the sale; or (8) due to a change-in-control and the named executive officer is the beneficiary of a change-in-control severance agreement and eligible for payment under that agreement.

There are three levels of severance benefits specified in the Severance Policy: Tier 2; Tier 1; and the President and Chief Executive Officer level. CTS’ President and Chief Executive Officer may recommend, and the Board will designate from time to

CTS 2026 Proxy Statement 45

Executive Compensation

time, which officers are eligible for Tier 2 and Tier 1 benefit levels. Mr. O’Sullivan is eligible for the President and Chief Executive Officer specified benefit level. Messrs. Agrawal, Trivedi, and Pacioni are eligible for Tier 1 severance benefits.

Under the Severance Policy, if an eligible, Tier 1 named executive officer were to be terminated in an eligible manner, such named executive officer would receive the following severance benefits: (1) a lump sum cash payment equal to 12 months of his or her base salary in effect immediately prior to termination; (2) for 12 months following the date of the named executive officer’s termination, the continuing availability of the medical and dental benefits (but not long-term or short-term disability benefits) that the named executive officer had elected and was eligible to receive as of the date of the named executive officer’s termination, with the cost of such coverage to be shared by the Company and the named executive officer on the same basis as in effect prior to the named executive officer’s termination, with the named executive officer required to make monthly premium payments, provided that, if the medical and dental coverage is not or cannot be paid or provided under any policy, plan, program or arrangement by the Company or any subsidiary, then the Company will itself pay or provide for such equivalent coverage to the named executive officer, and his or her dependents and beneficiaries; and (3) reimbursement of an amount up to $30,000 for outplacement services that are obtained until December 31st of the second year following the named executive officer’s termination, from a firm selected by the named executive officer.

Also pursuant to the Severance Policy, if the President and Chief Executive Officer were to be terminated in an eligible manner, he would receive the following severance benefits: (1) a lump sum cash payment equal to two times the sum of (a) his base salary in effect at the time of termination of employment, and (b) an amount equal to his target annual incentive compensation for the calendar year ending prior to the date of termination of employment; (2) the continuing availability of medical and dental benefits for a period of 24 months following the date of his termination, otherwise on the same terms as Tier 1 executives; (3) to the extent permitted by CTS’ equity plans, the vesting of any outstanding unvested service-based RSUs or other equity awards granted to him under CTS’ equity plans will be accelerated and such equity awards will be fully vested as of the date of his termination of employment and payable in accordance with their existing terms; (4) for any outstanding unvested performance-based RSUs, outstanding unvested performance shares, or any other outstanding unvested equity incentive available under any then-current performance-based equity program, to the extent permitted by CTS’ equity plans, such awards will become non-forfeitable as of the date of his termination of employment, and at the end of the applicable performance period, CTS shall calculate the degree to which the awards were earned based on actual performance, and then settle any earned awards on a pro-rata basis, in accordance with the portion of the actual performance period that elapsed prior to his termination, in accordance with the existing terms of such awards; and (5) reimbursement of an amount up to $30,000 for outplacement services that are obtained following his termination, on the same terms as the Tier 1 executives. In addition, if the President and Chief Executive Officer gives the Board at least 12 months’ formal notice of his intent to terminate his employment voluntarily due to his retirement and maintains continuous employment through such 12-month period, upon retirement, he will be entitled to the severance benefits described in sections (2), (3) and (4) of this paragraph.

It is intended that the severance benefits do not duplicate substantially similar benefits payable under any change-in-control severance agreement. Further, named executive officers shall not be eligible to receive benefits under any other CTS severance policy applicable to exempt salaried employees. In order to receive the severance benefits under the Severance Policy, the named executive officer must execute a release of all claims in favor of the Company, its employees, officers and directors within a specified time, must not compete with the Company for a period of 12 months following termination unless the Company consents and for a period of 12 months following termination must not solicit any employee to leave employment with the Company or any of its subsidiaries, may not hire or engage any person who was employed with CTS or any of its subsidiaries, and may not assist any organization with whom the named executive officer is associated in taking such actions.

In addition, if any payment under the Severance Policy would constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code, the payments will be reduced to the minimum extent necessary so that no portion of any payment or benefit will constitute an excess parachute payment, provided however, that the reduction will be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided,

46 CTS 2026 Proxy Statement

Executive Compensation

determined on an after-tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Internal Revenue Code, or any successor provision, or any other tax).

The Board has the right to amend the Severance Policy or terminate it prospectively, provided that the Severance Policy may not be amended by the Board in any manner which is materially adverse to any named executive officer without that named executive officer’s written consent. Notwithstanding the foregoing, the Board may amend the Severance Policy at any time to reflect changes required by the Internal Revenue Code and the Severance Policy will remain in effect until terminated by the Board.

The table below shows the estimated severance compensation for each continuing named executive officer, assuming that executive was terminated in a manner making him eligible for severance under the Severance Policy on December 31, 2025.

Named Executive Officer(1)	Severance ($)	Health and Dental Benefits ($)	Vesting of Unvested Service- Based Equity Awards ($)	Vesting and Pro-Rata Settlement of Performance- Based Equity Awards at Target ($)	Outplacement ($)	Total ($)

Kieran M. O’Sullivan	3,461,120	54,350	2,082,753	3,018,605	30,000	8,646,828

Ashish Agrawal	456,543	25,527	—	—	30,000	512,070

Pratik Trivedi	393,750	8,894	—	—	30,000	432,644

Mark Pacioni	375,000	—	—	—	30,000	405,000

(1)
Mr. D’Angelo is not included because he resigned from the Company on April 4, 2025

Death, Disability and Retirement. The award agreements governing outstanding equity awards granted to our named executive officers provide that, if the named executive officer dies or becomes disabled, outstanding service-based RSUs and performance-based RSUs will vest in full, with performance-based RSUs vesting based on target performance (or, if the death or disability occurs after a change-in-control, the greater of target performance and actual performance measured through the date of the change-in-control). Assuming that the continuing named executive officer died or became disabled on December 31, 2025, the aggregate value of the accelerated service-based RSUs and performance-based RSUs for such executive officer would be as follows: Mr. O’Sullivan, $7,258,393, Mr. Agrawal, $1,838,823, Mr. Trivedi $660,874, and Mr. Pacioni $497,292.

The award agreements governing outstanding equity awards granted to our named executive officers also provide that if the named executive officer terminates employment after (1) attaining age 55, (2) completing five years of service, and (3) providing at least one year’s notice of retirement, then the named executive officer will vest in a pro-rata portion of such officer’s outstanding performance-based RSUs based on actual performance for the full performance period, with the pro-rata portion determined based on the number of full months of service that the named executive officer completed during the performance period. However, if such retirement occurs after a change-in-control, the pro-rata payout will be based on the greater of target performance and actual performance measured through the date of the change-in-control. As of December 31, 2025, none of the continuing named executive officers had met all three requirements for qualifying retirement as described above.

CEO Pay Ratio

For the 2025 fiscal year, the ratio of the annual total compensation of Mr. O’Sullivan, our Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees other than our Chief Executive Officer

CTS 2026 Proxy Statement 47

Executive Compensation

(“Median Annual Compensation”) was approximately 304 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, we refer to the employee who received such Median Annual Compensation as the “Median Employee”. In accordance with Item 402(u) of Regulation S-K, in calculating our CEO pay ratio for 2025, the date used to identify the Median Employee was December 31, 2025 (the “Determination Date”).

As discussed above, Mr. O’Sullivan served as our Chief Executive Officer during the entire 2025 fiscal year. CEO Compensation for purposes of this disclosure is $4,628,059 which is the total compensation reported for Mr. O’Sullivan in the Fiscal 2025 Summary Compensation Table included in this Proxy Statement.

For purposes of this disclosure, Median Annual Compensation was $14,989 in 2025, and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2025 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K. In determining the U.S. Dollar value of the Median Annual Compensation for the Median Employee, we have used an average annual exchange rate for 2025.

To identify the Median Employee, we first determined our employee population as of the Determination Date. We had 3,492 employees, representing all full-time, part-time, seasonal and temporary employees of the Company and its consolidated subsidiaries as of the Determination Date of which 554 were based in the United States. We excluded a total of 89 employees, representing .02% of the total, based in small offices in Japan (6), Switzerland (2), the United Kingdom (4) and Germany (5), and employees that were on unpaid leave (27), interns (7), co-ops (11), part-time (14) and contractors (13), yielding a total number of 3,403 employees. We then measured recurring cash compensation (for example, base salary or wages, overtime and shift differential pay) for the twelve-month period ending on the Determination Date, and annualized each result for permanent employees, while avoiding creating full-time equivalencies. We did not make any cost-of-living adjustments in calculating compensation for the Median Employee.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, CTS sets named executive officer pay based on a number of factors including a competitive market analysis, individual performance and responsibility and targets a significant proportion of executive compensation as performance based. The pay ratio and Median Annual Compensation disclosed above reflect that a substantial percentage of CTS’ employees are engaged in manufacturing in “best cost” countries and CTS pays a competitive wage in those locations aimed at attracting and retaining qualified employees using local benchmarks. The pay ratio between disparate locations and functions is not considered a relevant factor and does not inform individual compensation decisions. The pay ratio may vary significantly over time, as a large percentage of the Chief Executive Officer’s compensation is performance-based while our Median Employee’s compensation is primarily based on an hourly wage and does not reflect company performance. The assumptions used in the calculation of our estimated pay ratio are specific to our Company and our employee population; therefore, our pay ratio may not be comparable to the pay ratios of other companies, including the companies in our compensation comparator group.

48 CTS 2026 Proxy Statement

Executive Compensation

Pay Versus Performance Disclosure

Pay Versus Performance

In accordance with SEC rules, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (the “Other NEOs”) and certain Company performance for each of the fiscal years listed below. The Compensation and Talent Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100 Investment based on:[4]

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs[1,2,3] ($)	Total Shareholder Return (“TSR”) ($)	Peer Group TSR ($)	Net Income ($ Millions)	Adjusted Diluted EPS[5] ($)

2025	4,758,899	2,566,610	1,001,477	372,549	127.35	236.57	63.64	2.14

2024	4,188,526	4,844,807	1,132,995	1,272,861	179.76	199.61	58.1	2.17

2023	3,199,406	3,252,016	780,611	545,509	148.63	151.67	60.5	2.22

2022	4,176,016	6,735,773	1,027,985	1,482,635	133.47	122.19	59.6	2.46

2021	3,944,440	5,734,073	1,108,408	1,440,330	123.80	148.92	(41.9)	1.93

1.
Kieran O’Sullivan was our PEO for each year presented. The individuals comprising the Other NEOs for each year presented are listed below.

2021	2022	2023	2024	2025

Ashish Agrawal	Ashish Agrawal	Ashish Agrawal	Ashish Agrawal	Ashish Agrawal

Scott D’Angelo	Scott D’Angelo	Scott D’Angelo	Scott D’Angelo	Pratik Trivedi

	Martin Baumeister	Martin Baumeister	Martin Baumeister	Mark Pacioni

	Michael Murray	Michael Murray	Pratik Trivedi	Scott D’Angelo

2.
The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and may not necessarily reflect compensation actually earned, realized, or received by the Company’s PEO and the Other NEOs. These amounts instead reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Other NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table. Please note that, while similar adjustment information was provided in the Company’s 2025 proxy statement for 2024, 2024 proxy statement for 2023, and 2023 proxy statement for 2021 and 2022, under applicable SEC guidance, repeating such adjustment information is not required in this Proxy Statement because it is not material to our stockholders’

CTS 2026 Proxy Statement 49

Executive Compensation

understanding of the information reported in the Pay Versus Performance table above for 2025 or the relationship disclosures provided below.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)

2025	4,758,899	(2,900,049)	707,760	2,566,610

Year	Average Summary Compensation Table Total for Other NEOs ($)	Average Exclusion of Stock Awards for Other NEOs ($)	Average Inclusion of Equity Values for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)

2025	1,001,477	(509,672)	(119,257)	372,549

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)

2025	2,542,497	(1,535,150)	299,587	—	707,760

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Other NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Other NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Other NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Other NEOs ($)	Total - Average Inclusion of Equity Values for Other NEOs ($)

2025	332,888	(137,848)	(39,296)	(275,000)	(119,257)

4.
The Peer Group TSR set forth in this table utilizes the Dow Jones Electrical Components & Equipment Industry Group (“DJUSEC”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the DJUSEC, respectively. Historical stock performance is not necessarily indicative of future stock performance.
5.
We determined adjusted fully diluted net earnings per share (“Adjusted Diluted EPS”) to be the most important financial performance measure used to link Company performance for 2025 to Compensation Actually Paid to our PEO and Other NEOs in 2025. More information on Adjusted Diluted EPS can be found in the Compensation Discussion and Analysis section and in the Appendix to this Proxy Statement. This performance measure may not have been the most important financial performance measure for prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

50 CTS 2026 Proxy Statement

Executive Compensation

Description of Relationship Between PEO and Average Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”), and Between Company TSR and Peer Group TSR

The following chart sets forth the relationship between (1) each of Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our Other NEOs, and (2) the Company’s cumulative TSR over the five most recently completed fiscal years and also compares our cumulative TSR over the five most recently completed fiscal years to that of the DJUSEC over the same period.

CTS Corporation CAP vs TSR
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Compensation Actually Paid ($M)
$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
Value of $100 Investment from 12/31/2020
2021
2022
2023
2024
2025
CTS TSR
Dow Jones Electrical Components & Equipment Industry Group TSR
PEO CAP ($M) - Kieran O'Sullivan
Avg NEO CAP ($M)

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income1

The following chart sets forth the relationship between (1) each of Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our Other NEOs, and (2) our GAAP Net Income during the five most recently completed fiscal years.

CTS Corporation CAP vs Net Income
Compensation Actually Paid ($M)
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Net Income ($M)
$80
$60
$40
$20
$0
$-20
$-40
$-60
2021
2022
2023
2024
2025
Net Income ($M)
PEO CAP ($M) - Kieran O'Sullivan
Avg NEO CAP ($M)

1.
The Company’s negative Net Income in 2021 was driven by non-cash charges of $96.6 million, net of taxes relating to the termination of the Company’s U.S. pension plan.

CTS 2026 Proxy Statement 51

Executive Compensation

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Adjusted Diluted EPS

The following chart sets forth the relationship between (1) each of Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our Other NEOs, and (2) our Adjusted Diluted EPS during the five most recently completed fiscal years.

CTS Corporation CAP vs Adjusted Diluted EPS ($M)
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Compensation Actually Paid ($M)
$2.60
$2.50
$2.40
$2.30
$2.20
$2.10
$2
$1.90
$1.80
Adjusted Diluted EPS ($M)
2021
2022
2023
2024
2025
Adjusted Diluted EPS ($M)
PEO CAP ($M) - Kieran O'Sullivan
Avg NEO CAP ($M)

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Other NEOs for 2024 to Company performance. The measures in this table are not ranked.

Adjusted Diluted EPS

CTS Annual Sales

CTS Three-Year Sales Growth

CTS Three-Year Operating Cash Flow

Adjusted Operating Earnings

Three-Year Relative Total Shareholder Return

Controllable Working Capital as a Percentage of Annual Sales

#   #   #

52 CTS 2026 Proxy Statement

Executive Compensation

2025 Director Compensation

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)	Total ($)

Donna M. Costello	90,000		151,410	241,410

Amy M. Dodrill	70,000		151,410	221,410

William S. Johnson	90,000		151,410	241,410

Kimberly Banks MacKay	10,842	(2)	151,410	162,252

Robert A. Profusek	105,000		151,410	256,410

Randy L Stone	79,725		151,410	231,135

Alfonso G. Zulueta	70,000		151,410	221,410

(1)
On November 6, 2025, 3,500 RSUs were granted to each then-serving non-management director based on a stock-based compensation target of $140,000 per non-management director. The number of RSUs granted was calculated by dividing the $140,000 stock-based compensation target by the $43.26 closing price of CTS’ common stock on the date of the grant and rounding the result to the next hundred. The dollar amounts reported in this column represent the grant date fair value of such awards as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, equal to the number of units granted multiplied by the $43.26 closing price of CTS’ common stock on the date of the grant. These grants vest on the first anniversary of the grant date and will be distributed upon vesting absent a deferral election by the director. Aside from the 3,500 RSUs held by each non-management director, the non-management directors had no option awards or other unvested awards outstanding at 2025 fiscal year-end.
(2)
Ms. MacKay’s cash compensation was prorated based on her appointment on November 6, 2025.

Director Compensation. Employee directors receive no compensation for serving on the Board or Committees of the Board. Compensation for non-management directors is determined by the Board based on recommendations by the Compensation and Talent Committee. The Compensation and Talent Committee periodically consults with their independent compensation consultant in order to recommend compensation levels for non-management directors to the Board. In doing so, the Compensation and Talent Committee designs its non-management director compensation program to be competitive with similarly situated companies with whom we compete for non-management director talent, and the Compensation and Talent Committee references in particular total compensation at the fiftieth percentile of the compensation for non-management directors at similarly situated companies. For purposes of 2025 compensation decisions, this analysis was based on market survey data provided by Exequity, the Compensation and Talent Committee’s independent compensation consultant. CTS reimburses non-management directors for reasonable travel expenses related to their performance of services and for director education programs. Director compensation is divided into two components: a cash component and a stock-based component.

Each non-management director is entitled to receive a base annual cash retainer at the rate of $70,000 in cash for 2025 service (which amount is unchanged from 2024). In addition to the base annual retainer, for 2025 service, the Lead Independent Director retainer is $20,000 per year, the Audit Committee Chair and Compensation and Talent Committee Chair retainer is $20,000 per year each, and the Nominating, Governance and Sustainability Committee and Technology and Transactions Committee Chair retainer is $15,000 per year each (which amounts are again unchanged from 2024).

CTS 2026 Proxy Statement 53

Executive Compensation

The Board has established an annual stock-based compensation target for each non-management director that may be amended from time to time. The annual stock-based compensation for the November 2024 grant was targeted at $140,000 per non-management director, and the November 2025 grant was targeted at $140,000 (unchanged from the prior year) per non-management director, with the number of shares rounded to the next hundred. Since 2005, the stock-based compensation target compensation has been paid with grants of RSUs. The RSUs generally vest after one year. The grants provide directors with the opportunity to defer distribution of some or all of the RSUs until separation from service with the Board, a date certain or a series of dates according to a schedule. Non-management directors do not receive dividends or other earnings on deferred RSUs.

CTS does not currently have a retirement plan for non-management directors. In 1990, CTS adopted the Stock Retirement Plan for Non-Employee Directors. Under that plan, a deferred common stock unit account was established for each non-management director. Through January 2004, 800 common stock units and additional units representing dividends on CTS common stock paid were credited annually to each non-management director’s account. When a non-management director retires from the Board, he or she receives one share of CTS common stock for each deferred common stock unit credited to his or her account. On December 1, 2004, the Board amended the plan to terminate the crediting of additional units to the deferred common stock unit accounts. If applicable, the number of deferred common stock units credited to a director’s account is shown in the Directors’ and Officers’ Stock Ownership table.

54 CTS 2026 Proxy Statement

✓	The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Grant Thornton LLP as independent auditor for 2026.

Proposal 3: Ratification of Appointment of Grant Thornton LLP as Independent Auditor for 2026

Grant Thornton LLP has served as CTS’ independent auditor since June 2005 and has been appointed by the Audit Committee to continue as CTS’ independent auditor for 2026. In the event that ratification of the appointment of Grant Thornton LLP as independent auditor for 2026 is not approved by the shareholders at the Annual Meeting, the Board will review the Audit Committee’s future selection of independent auditors.

During the Annual Meeting, representatives of Grant Thornton LLP will be available to respond to appropriate questions and will be afforded an opportunity to make such statements as they desire.

CTS 2026 Proxy Statement 55

Report of the Audit Committee

The Audit Committee acts pursuant to its written charter adopted by the Board, a copy of which can be found in the governance section of the Company’s website at https://investors.ctscorp.com. All members of the Audit Committee are financially literate and independent as defined in the NYSE Corporate Governance Listing Standards.

The Audit Committee has reviewed and discussed with CTS management and Grant Thornton LLP, CTS’ independent auditor, the audited consolidated financial statements of the Company for 2025; has discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; has received from the independent auditor the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence; and has discussed with the independent auditor its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in CTS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

CTS Corporation 2025 Audit Committee

Donna M. Costello, Chair
William S. Johnson
Alfonso G. Zulueta

Independent Auditor

Grant Thornton LLP has served as CTS’ independent auditor since 2005. Grant Thornton LLP representatives plan to attend the Annual Meeting, make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders. The following table presents fees for professional audit and other services provided by Grant Thornton LLP to CTS for the years ended December 31, 2025 and December 31, 2024.

Year	Audit Fees	Audit-Related Fees	Tax Fees[1]	All Other Fees[2]

2025	$1,463,121	—	$47,835	$22,713

2024	$1,284,659	—	$50,727	$24,409

(1)
Tax compliance fees related to certain of CTS’ subsidiaries.
(2)
Environmental agreed upon procedures and foreign social security contribution review.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditor. The Audit Committee annually reviews audit and non-audit services proposed to be rendered by Grant Thornton LLP during the fiscal year.

The Audit Committee has delegated authority to (1) the Audit Committee Chair to grant pre-approval of services by the independent auditor, provided that the Chair reports on any such pre-approval decisions at the next scheduled meeting of the Audit Committee, and (2) the Company to grant pre-approval of services by the independent auditor in an aggregate amount not to exceed $50,000 in one year, provided that the Company reports any such pre-approval decisions at the next scheduled meeting of the Audit Committee. All of the services rendered by Grant Thornton LLP were approved by the Audit Committee or were rendered pursuant to the de minimis exception established under the rules of the SEC.

56 CTS 2026 Proxy Statement

2025 Annual Report on Form 10-K

Upon receipt of the written request of a shareholder owning shares of CTS common stock on the Record Date addressed to the Corporate Secretary of CTS Corporation, 4925 Indiana Avenue, Lisle, Illinois 60532, CTS will provide to such shareholder, without charge, a copy of its 2025 Annual Report on Form 10-K, including the financial statements and financial statement schedule. You may also call investor relations at (630) 577-8800, email at shareholder.services@ctscorp.com, or obtain the report from the CTS website at https://investors.ctscorp.com.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on May 14, 2026.

This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available free of charge on our website at https://investors.ctscorp.com.

By Order of the Board of Directors,

Mark Pacioni
Corporate Secretary

Lisle, Illinois

April 2, 2026

CTS 2026 Proxy Statement 57

Frequently Asked Questions About the 2026 Annual Meeting of Shareholders and Voting

The following is important information in a question and answer format regarding the Annual Meeting and voting.

Q:	Upon what may I vote?
A:	(1)	Election of director nominees to serve on the Board;
	(2)	Approval, on an advisory basis, of the compensation of CTS’ named executive officers; and
	(3)	Ratification of the appointment of Grant Thornton LLP as CTS’ independent auditor for 2026.

Q:	How does the Board recommend that I vote?
A:	The Board recommends that you vote:
	(1)	FOR each of the director nominees identified in this Proxy Statement;
	(2)	FOR approval, on an advisory basis, of the compensation of CTS’ named executive officers; and
	(3)	FOR ratification of the appointment of Grant Thornton LLP as CTS’ independent auditor for 2026.

Q:	How will voting on any other business be conducted?
A:

We are not aware of any other business to be brought before the shareholders at the Annual Meeting. However, if any other business is properly presented for shareholder consideration, your signed proxy card gives authority to Kieran M. O’Sullivan, Chairman, President and Chief Executive Officer and Mark R. Pacioni, Vice President, Chief Legal and Administrative Officer and Corporate Secretary, to vote on those matters at their discretion.

Q:	How many votes are needed for approval of each proposal presented in this Proxy Statement?
A:	Assuming that at least a majority of the shares of CTS common stock are represented at the Annual Meeting, either in person or by proxy:

58 CTS 2026 Proxy Statement

Frequently Asked Questions About the 2026 Annual Meeting of Shareholders and Voting

(1)

A director nominee will be elected as a director if he or she receives the affirmative vote of a majority of the votes cast in the election. An incumbent director nominee who does not receive the affirmative vote of a majority of the votes cast in the election is required promptly to tender his or her resignation to the Board, which resignation will be subject to the Board’s acceptance or rejection. Only votes cast will have an impact on the election of directors. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no impact on the election of directors;

(2)

An affirmative vote of a majority of votes cast is necessary to approve, on an advisory basis, the compensation of CTS’ named executive officers, although such vote will not be binding on CTS. Abstentions and broker non-votes will have no impact on the outcome of this proposal; and

(3)

The Audit Committee’s appointment of Grant Thornton LLP as CTS’ independent auditor for 2026 will be ratified if a majority of the votes cast support the appointment. Your broker or other nominee will be able to vote your shares with respect to this proposal without your instructions because the proposal to ratify the appointment of Grant Thornton LLP is considered “routine.” Abstentions will have no impact on the outcome of this proposal.

Q:	Who is entitled to vote?
A:

Shareholders of record at the close of business on March 20, 2026, which is referred to in this Proxy Statement as the Record Date, are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 28,649,987 shares of CTS common stock issued and outstanding. Every shareholder is entitled to one vote for each share of CTS common stock held on the Record Date.

Q:	How do I vote?
A:

Please follow the instructions on your Notice of Internet Availability of Proxy Materials to vote online or by telephone up until 11:59 p.m. Eastern Time on May 13, 2026. Of course, you may always vote in person at the meeting. You may revoke your proxy at any time before it is exercised by giving us written notice, sent to our principal executive offices, by submitting a duly executed proxy card to us bearing a later date or by giving notice to us at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting?
A:

Attendance at the Annual Meeting will be limited to our shareholders as of the Record Date and to pre-approved guests of CTS. All shareholder guests must be pre-approved by CTS and will be limited to spouses, persons required for medical assistance and properly authorized representatives of our shareholders as of the Record Date. Additionally, if you are not the record holder of your shares, to attend the Annual Meeting you must first obtain a legal proxy form from your broker or other organization that holds your shares. Please contact your broker or organization for instructions regarding obtaining a legal proxy. If you do obtain a legal proxy and plan to attend the Annual Meeting, you will be required to present a valid form of identification.

CTS 2026 Proxy Statement 59

Frequently Asked Questions About the 2026 Annual Meeting of Shareholders and Voting

Below is a map reflecting the location of CTS’ Annual Meeting, which will be held at the Hotel Arista, located at 2139 City Gate Lane, Cyprus Room, 12th floor, Naperville, Illinois 60563.

60 CTS 2026 Proxy Statement

Frequently Asked Questions About the 2026 Annual Meeting of Shareholders and Voting

Q:	Who solicits proxies on behalf of the Board and how much will this proxy solicitation cost?
A:

Broadridge, Inc. distributes proxy materials on CTS’ behalf and is compensated by CTS for mailing and distribution expenses. Proxies may also be solicited by executive officers of CTS, for which no additional compensation is paid.

Q:	How can I receive paper or email copies of the proxy materials?
A:

Shareholders wishing to receive paper or email copies of the proxy materials for the Annual Meeting and for future annual meetings of shareholders may request to receive proxy materials in printed form by mail, or electronically by email, by sending written requests to our principal executive offices located at CTS Corporation, Corporate Secretary, 4925 Indiana Avenue, Lisle, Illinois 60532, by calling (630) 577-8800 and leaving a message for our Corporate Secretary, by sending an email to shareholder.services@ctscorp.com in each case by April 30, 2026, or by following the directions on your proxy card.

Q:	Will I receive more than one copy of the proxy materials if multiple shareholders share my address?
A:

Unless we have received contrary instructions from one or more of the shareholders sharing your address, we will send only one set of proxy materials to your address. You may request a separate copy of proxy materials be sent to your address by sending a written request to our principal executive offices located at CTS Corporation, Corporate Secretary, 4925 Indiana Avenue, Lisle, Illinois 60532, by calling (630) 577-8800 and leaving a message for our Corporate Secretary, by sending an email to shareholder.services@ctscorp.com in each case by April 30, 2026, or by following the directions on your proxy card. Shareholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single set by calling us at the above number or writing to us at the above address.

Q:	How may a shareholder nominate a candidate for election to the Board?
A:

Director nominees for the 2027 Annual Meeting of Shareholders may be nominated by shareholders by sending a written notice to the corporate office to the attention of the Corporate Secretary for CTS. Pursuant to the CTS Bylaws, all nominations must be received no earlier than December 30, 2026 and no later than February 13, 2027. The notice of nomination is required to contain certain representations and information about the nominee, which are described in CTS’ Bylaws. Copies of the Bylaws may be obtained free of charge from CTS’ Corporate Secretary, or the governance section of the Company’s website at https://investors.ctscorp.com.

In addition to satisfying the requirements under our Bylaws set forth in the paragraph above and in the question-and-answer immediately below, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Q:	When are shareholder proposals for the 2027 Annual Meeting of Shareholders due?
A:

CTS’ advance notice Bylaw provisions require that in order to be presented at the 2027 Annual Meeting of Shareholders, any shareholder proposal, including the nomination of a candidate for director, must be in writing and mailed to the corporate office to the attention of the Corporate Secretary for CTS, and must be received no earlier than December 30, 2026 and no later than February 13, 2027. Certain information is required to be included with shareholder proposals, which is described in CTS’ Bylaws. Copies of the Bylaws may be obtained free of charge from CTS’ Corporate Secretary, or the governance section of the Company’s website at https://investors.ctscorp.com. To be included in our proxy materials relating to the 2027 Annual Meeting of Shareholders, shareholder proposals must be received by us on or before December 3, 2026 (or, if the date of the 2027 Annual Meeting of Shareholders is more than 30 days before or after the date of the 2026 Annual Meeting of Shareholders, a reasonable time before we begin to print and send our proxy materials).

CTS 2026 Proxy Statement 61

APPENDIX

Forward-Looking Statements/Non-GAAP Financial Measures

This Proxy Statement contains statements regarding expectations of our performance or other matters that may affect our business, results of operations, or financial condition are, or may be deemed to be, “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this document, including statements regarding our strategy, financial position, guidance, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continued,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “might,” “could,” “intend,” “shall,” “possible,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “on track,” “poised,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions (including, but not limited to, the availability and cost of rare earth elements, minerals and metals); changes in the economy generally, including inflationary and/or recessionary conditions and increased tariffs, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the funding of contracts by the U.S. Government; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the impact of tariffs on China, Canada, Mexico, and other nations); the potential impact of U.S./China relations and the impact of the geopolitical conflicts may have on our business, results of operations and financial condition; write offs of goodwill on our balance sheet, the amount and timing of any share repurchases; and the effect of any cybersecurity incidents on our business. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

The information included in this Proxy Statement includes the non-GAAP financial measure of adjusted diluted EPS. CTS believes that adjusted diluted EPS provides useful information to investors regarding its operational performance because it enhances an investor’s overall understanding of CTS’ core financial performance and facilitates comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period. In addition, CTS’ management uses this measure, as well as others, when assessing the performance of the business and for business planning purposes. This non-GAAP financial measure is intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. References to our website or other publications are provided for convenience only. The information contained on our website or other publications, including our 2024 Sustainability Report, is not a part of this Proxy Statement or any of our other filings with the Securities and Exchange Commission

CTS 2026 Proxy Statement A-1

APPENDIX

Reconciliation of Diluted Earnings (Loss) Per Share to Adjusted Diluted Earnings Per Share

	Full Year
	2025	2024	2023	2022

Diluted earnings (loss) per share	$2.19	$1.80	$1.92	$1.85
Adjustments to reported diluted earnings (loss) per share:
Restructuring charges	0.05	0.15	0.22	0.06
Restructuring related charges	0.02	0.02	0.02	—
Environmental charges	0.18	0.05	0.11	0.09
Acquisition-related costs	(0.19)	(0.01)	0.01	0.08
Inventory fair value step-up	—	0.07	—	0.12
Non-cash pension expense	—	0.01	—	0.15
Foreign currency loss (gain)	(0.04)	0.09	0.06	0.15
Total pretax adjustments to reported net earnings (loss)	0.03	0.38	0.42	0.65
Income tax effect of above adjustments	(0.02)	(0.07)	(0.07)	(0.05)
Total adjustments, tax affected	0.01	0.31	0.35	0.60
Tax adjustments:
Increase in valuation allowances	—	—	—	—
Other discrete tax items	0.03	0.01	(0.05)	—
Total tax adjustments	0.03	0.01	(0.05)	0.01
Adjusted net earnings per share	$2.23	$2.12	$2.22	$2.46

A-2 CTS 2026 Proxy Statement

SCAN TO VIEW MATERIALS & VOTEw CTS CORPORATIONATTN: MARK PACIONI4925 INDIANA AVENUELISLE, IL 60532 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 13, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Timeon May 13, 2026. Have your proxy card in hand when you call andthen follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CTS CORPORATIONThe Board of Directors recommends a vote FOR each of the following nominees for director: 1.Election of Directors. Nominees:ForAgainstAbstain1a.Donna M. Costello!!! 1b.Amy M. Dodrill!!! 1c.William S. Johnson!!! 1d.Kimberly B. MacKay!!! 1e.Kieran M. O'Sullivan!!! 1f.Robert A. Profusek!!! 1g.Randy L. Stone!!! 1h.Alfonso G. Zulueta!!! V87490-P48235The Board of Directors recommends a vote FOR theForAgainstAbstainfollowing proposals: 2.Approval, on an advisory basis, of the compensation of !!! CTS' named executive officers. 3.Ratification of the appointment of Grant Thornton LLP !!! as CTS' independent auditor for 2026. NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V87491-P48235 CTS CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 14, 2026. The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints Kieran M. O'Sullivan and Mark Pacioni as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of CTS Corporation held of record by the undersigned on March 20, 2026 at the Annual Meeting of Shareholders originally convened on, Thursday, May 14, 2026 at the Hotel Arista, 2139 City Gate Lane, Cyprus Room, 12th floor, Naperville, Illinois 60563 at 9:30 a.m. Central Time, and at any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side